PHARMACY
Jewel Osco

OLD NAVY
ROSS

WHOLE FOODS
MARKET

Inland Real Estate Corporation

Supplemental Financial Information

www.inlandrealestate.com

BED BATH &
BEYOND

T·J·maxx
HomeGoods

Chipotle
Chipotle
MEXICAN GRILL

WAL★MART

FIVE GUYS
BURGERS and FRIES
five BELOW

buybuy
BABY

REI
RECREATIONAL
EQUIPMENT, INC.

STARBUCKS
COFFEE
STARBUCKS
COFFEE

ULTA

FOOD 4 LESS

2901 Butterfield Road • Oak Brook, Illinois 60523 • Telephone: (630) 218-8000 • Facsimile: (630) 218-7357

Supplemental Financial Information - September 30, 2013

Page	Table of Contents

2	Company Information

3	Other Information

5	Consolidated Balance Sheets

6	Consolidated Statements of Operations

7	Funds From Operations and Other Information

8	Earnings Before Interest Taxes Depreciation and Amortization

9	Same Store Net Operating Income

11	Balance Sheets - Pro Rata Consolidation

12	Statements of Operations - Pro Rata Consolidation

14	Selected Financial Ratios

15	Summary of Outstanding Debt at September 30, 2013

18	Significant Retail Tenants

20	Portfolio Metrics

21	Lease Expiration Analysis

24	Leasing Activity

26	Leasing Activity - Anchors and Non-Anchors

27	Property Transactions

29	Unconsolidated Joint Venture Summary

31	Investment Properties

1

Company Information

Inland Real Estate Corporation strives to be a leading owner and operator of high quality, necessity and value based retail centers in prime locations throughout the United States. We seek to provide predictable, sustainable cash flows and continually enhance shareholder value through the expert management and strategic improvement of our portfolio of premier retail assets. We have elected to be taxed as a real estate investment trust ("REIT") for federal income tax purposes. As of September 30, 2013, we owned interests in 161 investment properties, including 52 properties owned through our unconsolidated joint ventures.

Corporate Headquarters
2901 Butterfield Road
Oak Brook, IL 60523
www.inlandrealestate.com

Investor Relations/Media Relations	New York Stock Exchange
Dawn Benchelt	Symbol IRC
Investor Relations Director
(630) 218-7364
benchelt@inlandrealestate.com

Transfer Agent	Stock Specialist
Registrar and Transfer Company	GETCO Specialist, Inc.
10 Commerce Drive	14 Wall Street, 21st Floor
Cranford, NJ 07016	New York, NY 10005
(800) 368-5948	(646) 428-1700

Analyst Coverage

Bank of America Merrill Lynch	BMO Capital Markets	Janney Capital Markets
Craig Schmidt	Paul E. Adornato	Michael P. Gorman
(646) 855-3640	(212) 885-4170	(215) 665-6224
craig.schmidt@baml.com	paul.adornato@bmo.com	mgorman@janney.com

Katharine Hutchins	Joshua Patinkin	Timothy A. Feron
(646) 855-1681	(212) 883-5102	(215) 665-4493
katharine.hutchins@baml.com	joshua.patinkin@bmo.com	tferon@janney.com

KeyBanc Capital Markets	Raymond James & Associates, Inc.	Wells Fargo Securities, LLC
Jordan Sadler	Paul D. Puryear	Jeffrey J. Donnelly
(917) 368-2280	(727) 567-2253	(617) 603-4207
jsadler@key.com	paul.puryear@raymondjames.com	jeff.donnelly@wellsfargo.com

Todd M. Thomas	Richard J. Milligan	Tamara Fique
(917) 368-2286	(727) 567-2660	(443) 263-6568
tthomas@key.com	richard.milligan@raymondjames.com	tamara.fique@wellsfargo.com

2

Other Information

All items in the supplemental financial information are in thousands except per share data, square footage data and number of leases.

Caution Regarding Forward Looking Statements
Certain information in this supplemental information may constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that do not reflect historical facts and instead reflect our management's intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as "seek," “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management's intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of our business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. Forward-looking statements are not guarantees of future performance, and investors should not place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the risks listed and described under Item 1A”Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2013, as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC. Except as otherwise required by applicable law, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement in this release to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based.

Funds From Operations ("FFO")
We consider FFO a widely accepted and appropriate measure of performance for a REIT. FFO provides a supplemental measure to compare our performance and operations to other REITs. Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours. As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated entities in which the REIT holds an interest. In addition, NAREIT has further clarified the FFO definition to add-back impairment write-downs of depreciable real estate or of investments in unconsolidated entities that are driven by measurable decreases in the fair value of depreciable real estate. Under U.S. GAAP, impairment charges reduce net income. While impairment charges are added back in the calculation of FFO, we caution that because impairments to the value of any property are typically based on reductions in estimated future undiscounted cash flows compared to current carrying value, declines in the undiscounted cash flows which led to the impairment charges reflect declines in property operating performance that may be permanent. We have adopted the NAREIT definition for computing FFO. We adjust FFO for the impact of non-cash impairment charges of non-depreciable real estate, net of taxes recorded in comparable periods, in order to present the performance of our core portfolio operations. Management uses the calculation of FFO and FFO adjusted for several reasons. FFO is used in certain employment agreements we have with our executives to determine a portion of incentive compensation payable to them. Additionally, we use FFO and FFO adjusted to compare our performance to that of other REITs in our peer group. The calculation of FFO and FFO adjusted may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity. Items that are capitalized do not impact FFO and FFO adjusted whereas items that are expensed reduce FFO and FFO adjusted. Consequently, our presentation of FFO and FFO adjusted may not be comparable to other similarly titled measures presented by other REITs. FFO and FFO adjusted do not represent cash flows from operations as defined by U.S. GAAP, are not indicative of cash available to fund cash flow needs and liquidity, including our ability to pay distributions, and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")
EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property. We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance. By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure. By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio. Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing. EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

We believe EBITDA is an important non-GAAP measure. We utilize EBITDA to calculate our interest expense coverage ratio, which equals EBITDA divided by total interest expense. We believe that using EBITDA, which excludes the effect of non-operating expenses and non-cash charges, all of which are based on historical cost and may be of limited significance in evaluating current performance, facilitates comparison of core operating profitability between periods and between REITs, particularly in light of the use of EBITDA by a seemingly large number of REITs in their reports on Forms 10-Q and 10-K. We believe that investors should consider EBITDA in conjunction with net income and the other required U.S. GAAP measures of our performance to improve their understanding of our operating results. We adjust EBITDA for the impact of non-cash impairment charges in comparable periods, in order to present the performance of our core portfolio operations.

3

Other Information

Same Store Net Operating Income ("NOI")
Same store net operating income, which is the net operating income of properties owned during the same periods during each year, is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense. We provide same store net operating income as another metric to compare the results of property operations for the three and nine months ended September 30, 2013 and 2012. We also provide a reconciliation of these amounts to the most comparable GAAP measure, net income (loss) attributable to common stockholders.

Balance Sheets and Statements of Operations - Pro Rata Consolidation
These financial statements are considered non-GAAP because they include financial information related to unconsolidated joint ventures accounted for under the equity method of accounting. We provide these statements to include the pro rata amounts of all properties under management reconciliation to our U.S. GAAP financial statements.

4

Consolidated Balance Sheets

	September 30, 2013	December 31, 2012
Assets:	(unaudited)
Investment properties:
Land	$397,981	313,261
Construction in progress	16,582	20,837
Building and improvements	1,157,434	957,794
	1,571,997	1,291,892
Less accumulated depreciation	342,807	329,997
Net investment properties	1,229,190	961,895
Cash and cash equivalents	18,891	18,505
Investment in securities	4,587	8,711
Accounts receivable, net	36,723	25,076
Mortgages receivable	—	12,955
Investment in and advances to unconsolidated joint ventures	127,539	129,196
Acquired lease intangibles, net	112,136	41,692
Deferred costs, net	20,949	19,436
Other assets	20,917	25,939
Total assets	$1,570,932	1,243,405

Liabilities:
Accounts payable and accrued expenses	$53,152	36,918
Acquired below market lease intangibles, net	44,179	12,976
Distributions payable	5,107	4,606
Mortgages payable	514,873	412,361
Unsecured credit facilities	335,000	305,000
Convertible notes	28,674	28,327
Other liabilities	13,328	33,014
Total liabilities	994,313	833,202

Stockholders’ Equity:
Preferred stock, $0.01 par value, 12,000 shares authorized; 4,400 8.125% Series A Cumulative Redeemable shares, with a $25.00 per share Liquidation Preference, issued and outstanding at September 30, 2013 and December 31, 2012, respectively	110,000	110,000
Common stock, $0.01 par value, 500,000 shares authorized; 99,672 and 89,366 Shares issued and outstanding at September 30, 2013 and December 31, 2012, respectively	997	894
Additional paid-in capital (net of offering costs of $74,748 and $70,238 at September 30, 2013 and December 31, 2012, respectively)	876,612	784,139
Accumulated distributions in excess of net income	(406,627)	(476,185)
Accumulated other comprehensive loss	(6,116)	(9,269)
Total stockholders’ equity	574,866	409,579

Noncontrolling interest	1,753	624
Total equity	576,619	410,203

Total liabilities and equity	$1,570,932	1,243,405

5

Consolidated Statements of Operations and Comprehensive Income (unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Revenues:
Rental income	$34,504	28,815	91,556	84,288
Tenant recoveries	13,394	8,621	34,613	27,133
Other property income	2,360	512	3,348	1,786
Fee income from unconsolidated joint ventures	1,578	1,486	5,133	3,554
Total revenues	51,836	39,434	134,650	116,761

Expenses:
Property operating expenses	6,121	5,353	19,205	16,994
Real estate tax expense	10,419	7,328	25,856	21,545
Depreciation and amortization	20,151	13,502	47,089	41,939
Provision for asset impairment	—	—	369	479
General and administrative expenses	4,843	4,314	14,817	13,273
Total expenses	41,534	30,497	107,336	94,230

Operating income	10,302	8,937	27,314	22,531
Other income	534	391	1,733	2,853
Gain from settlement of receivables	—	—	3,095	—
Gain from change in control of investment properties	—	—	95,378	1,043
Loss on sale of investment properties	—	(105)	(202)	(104)
Gain on sale of joint venture interest	475	112	1,209	176
Interest expense	(9,291)	(9,088)	(25,811)	(26,993)
Income (loss) before income tax benefit (expense) of taxable REIT subsidiaries, equity in earnings of unconsolidated joint ventures and discontinued operations	2,020	247	102,716	(494)

Income tax benefit (expense) of taxable REIT subsidiaries	296	(334)	(1,499)	4,347
Equity in earnings of unconsolidated joint ventures	2,128	842	5,641	1,631
Income from continuing operations	4,444	755	106,858	5,484

Income from discontinued operations	1,219	904	9,691	1,738
Net income	5,663	1,659	116,549	7,222

Net loss attributable to the noncontrolling interest	33	28	19	103
Net income attributable to Inland Real Estate Corporation	5,696	1,687	116,568	7,325

Dividends on preferred shares	(2,209)	(2,185)	(6,715)	(5,663)
Net income (loss) attributable to common stockholders	$3,487	(498)	109,853	1,662

Basic and diluted earnings attributable to common shares per weighted average common share:

Income (loss) from continuing operations	$0.02	(0.02)	1.07	—
Income from discontinued operations	0.01	0.01	0.10	0.02
Net income (loss) attributable to common stockholders per weighted average common share — basic	$0.04	(0.01)	1.17	0.02

Weighted average number of common shares outstanding — basic	99,317	89,049	93,901	88,973

Income (loss) from continuing operations	$0.02	(0.02)	1.06	—
Income from discontinued operations	0.01	0.01	0.10	0.02
Net income (loss) attributable to common stockholders per weighted average common share — diluted	$0.03	(0.01)	1.17	0.02

Weighted average number of common shares outstanding — diluted	99,648	89,049	94,169	89,109

Comprehensive income:
Net income (loss) attributable to common stockholders	$3,487	(498)	109,853	1,662
Unrealized gain (loss) on investment securities	(413)	190	(799)	(138)
Unrealized gain (loss) on derivative instruments	111	(602)	3,952	(1,869)
Comprehensive income (loss)	$3,185	(910)	113,006	(345)

Note: Basic and diluted Earnings Per Share may not foot due to rounding.

6

Funds From Operations and Other Information (unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Net income (loss) attributable to common stockholders	$3,487	(498)	109,853	1,662
Gain on sale of investment properties	(524)	(722)	(5,266)	(722)
Gain from change in control of investment properties	—	—	(95,378)	(1,043)
Impairment of depreciable operating property	—	—	555	479
Equity in depreciation and amortization of unconsolidated joint ventures	3,835	6,839	14,925	18,023
Amortization on in-place lease intangibles	7,626	2,690	12,628	6,925
Amortization on leasing commissions	486	372	1,403	1,357
Depreciation, net of noncontrolling interest	12,169	10,716	33,495	34,683
Funds From Operations attributable to common stockholders	$27,079	19,397	72,215	61,364

Gain from settlement of receivables	—	—	(3,095)	—
Impairment loss, net of taxes:
Impairment of investment securities	—	—	98	—
Provision for asset impairment included in equity in earnings of unconsolidated joint ventures	—	—	506	—
Other non-cash adjustments	—	90	—	296
Provision for income taxes:
Income tax adjustments	(1,021)	—	(1,021)	(4,810)
Funds From Operations attributable to common stockholders, adjusted	$26,058	19,487	68,703	56,850

Net income (loss) attributable to common stockholders per weighted average common share — basic	$0.04	(0.01)	1.17	0.02

Net income (loss) attributable to common stockholders per weighted average common share — diluted	$0.03	(0.01)	1.17	0.02

Funds From Operations attributable to common stockholders, per weighted average common share — basic and diluted	$0.27	0.22	0.77	0.69

Funds From Operations attributable to common stockholders, adjusted, per weighted average common share — basic and diluted	$0.26	0.22	0.73	0.64

Weighted average number of common shares outstanding, basic	99,317	89,049	93,901	88,973
Weighted average number of common shares outstanding, diluted	99,648	89,229	94,169	89,109

Distributions Declared, common stock	$14,201	12,721	40,295	38,104
Distributions Per Common Share	$0.14	0.14	0.43	0.43
Distributions / Funds From Operations Payout Ratio, adjusted	54.50%	65.28%	58.65%	67.03%

Additional Information
Straight-line rents	$129	71	485	538
Amortization of lease intangibles	(143)	495	(545)	541
Amortization of deferred financing fees	710	771	2,173	2,380
Stock based compensation expense	254	204	656	433

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$3,097	5,234	4,446	7,604
Redevelopment / Construction	601	1,386	2,802	1,386
Non-maintenance / revenue generating cap ex
Tenant improvements	3,610	636	10,380	7,984
Leasing commissions	1,194	837	2,466	2,518

7

Earnings Before Interest, Taxes, Depreciation and Amortization (unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Net income attributable to Inland Real Estate Corporation	$5,696	1,687	116,568	7,325
Gain on sale of investment properties	(524)	(722)	(5,266)	(722)
Gain from change in control of investment properties	—	—	(95,378)	(1,043)
Income tax (benefit) expense of taxable REIT subsidiaries	(296)	334	1,499	(4,347)
Interest expense	9,291	9,088	25,811	26,993
Interest expense associated with discontinued operations	—	67	116	200
Interest expense associated with unconsolidated joint ventures	1,875	3,023	7,610	8,572
Depreciation and amortization	20,151	13,502	47,089	41,939
Depreciation and amortization associated with discontinued operations	113	290	483	1,071
Depreciation and amortization associated with unconsolidated joint ventures	3,835	6,839	14,925	18,023
EBITDA	40,141	34,108	113,457	98,011

Gain from settlement of receivables	—	—	(3,095)	—
Impairment loss, net of taxes:
Impairment of depreciable operating property	—	—	555	479
Impairment of investment securities	—	—	98	—
Provision for asset impairment included in equity in earnings of unconsolidated joint ventures	—	—	506	—
Other non-cash adjustments	—	90	—	296
EBITDA, adjusted	$40,141	34,198	111,521	98,786

Total Interest Expense	$11,166	12,178	33,537	35,765

EBITDA: Interest Expense Coverage Ratio	3.6	2.8	3.4	2.7

EBITDA: Interest Expense Coverage Ratio, adjusted	3.6	2.8	3.3	2.8

8

Same Store Net Operating Income (unaudited)

	Three months ended September 30,			Nine months ended September 30,
Consolidated	2013	2012	% Change	2013	2012	% Change
Rental income and tenant recoveries:
"Same store" investment properties, 90 properties
Rental income	$25,590	25,594	—%	77,099	75,401	2.3%
Tenant recovery income	9,438	8,222	14.8%	28,827	25,712	12.1%
Other property income	2,324	451	415.3%	3,206	1,674	91.5%
"Other investment properties”
Rental income	8,928	2,655		14,517	7,808
Tenant recovery income	3,956	399		5,786	1,421
Other property income	36	61		142	112
Total property income	$50,272	37,382		129,577	112,128

Property operating expenses:
"Same store" investment properties, 90 properties
Property operating expenses	$4,561	4,271	6.8%	15,407	13,653	12.8%
Real estate tax expense	7,088	6,974	1.6%	21,083	20,212	4.3%
"Other investment properties"
Property operating expenses	1,249	263		2,169	973
Real estate tax expense	3,331	354		4,773	1,333
Total property operating expenses	$16,229	11,862		43,432	36,171

Property net operating income
"Same store" investment properties	25,703	23,022	11.6%	72,642	68,922	5.4%
"Other investment properties"	8,340	2,498		13,503	7,035
Total property net operating income	$34,043	25,520		86,145	75,957

Other income:
Straight-line rents	$129	71		485	538
Amortization of lease intangibles	(143)	495		(545)	541
Other income	534	391		1,733	2,853
Fee income from unconsolidated joint ventures	1,578	1,486		5,133	3,554
Gain from settlement of receivables	—	—		3,095	—
Gain from change in control of investment properties	—	—		95,378	1,043
Loss on sale of investment properties	—	(105)		(202)	(104)
Gain on sale of joint venture interest	475	112		1,209	176

Equity in earnings of unconsolidated joint ventures	2,128	842		5,641	1,631

Other expenses:
Income tax benefit (expense) of taxable REIT subsidiaries	296	(334)		(1,499)	4,347
Bad debt expense	(311)	(819)		(1,629)	(2,368)
Depreciation and amortization	(20,151)	(13,502)		(47,089)	(41,939)
General and administrative expenses	(4,843)	(4,314)		(14,817)	(13,273)
Interest expense	(9,291)	(9,088)		(25,811)	(26,993)
Provision for asset impairment	—	—		(369)	(479)

Income from continuing operations	4,444	755		106,858	5,484
Income from discontinued operations	1,219	904		9,691	1,738
Net income	5,663	1,659		116,549	7,222

Net loss attributable to the noncontrolling interest	33	28		19	103
Net income attributable to Inland Real Estate Corporation	5,696	1,687		116,568	7,325

Dividends on preferred shares	(2,209)	(2,185)		(6,715)	(5,663)

Net income (loss) attributable to common stockholders	$3,487	(498)		109,853	1,662

9

Same Store Net Operating Income (unaudited)

	Three months ended September 30,			Nine months ended September 30,
Unconsolidated (at 100%)	2013	2012	% Change	2013	2012	% Change
Rental income and tenant recoveries:
"Same store" investment properties, 19 properties
Rental income	$7,028	6,998	0.4%	20,983	21,036	-0.3%
Tenant recovery income	3,196	2,458	30.0%	9,857	8,588	14.8%
Other property income	53	18	194.4%	182	84	116.7%
"Other investment properties”
Rental income	6,572	11,412		31,993	31,057
Tenant recovery income	3,109	4,364		14,861	13,305
Other property income	24	436		216	555
Total property income	$19,982	25,686		78,092	74,625

Property operating expenses:
"Same store" investment properties, 19 properties
Property operating expenses	$1,615	1,624	-0.6%	5,631	5,111	10.2%
Real estate tax expense	2,309	1,561	47.9%	6,610	5,916	11.7%
"Other investment properties"
Property operating expenses	1,378	2,490		8,069	6,763
Real estate tax expense	1,833	3,257		9,880	10,478
Total property operating expenses	$7,135	8,932		30,190	28,268

Property net operating income
"Same store" investment properties	$6,353	6,289	1.0%	18,781	18,681	0.5%
"Other investment properties"	6,494	10,465		29,121	27,676
Total property net operating income	$12,847	16,754		47,902	46,357

Other income:
Straight-line rent	$638	477		1,950	902
Amortization of lease intangibles	77	(138)		50	(302)
Other income	1,404	204		1,461	1,143

Other expenses:
Bad debt expense	29	(208)		(258)	(677)
Depreciation and amortization	(7,374)	(12,659)		(28,443)	(33,812)
General and administrative expenses	(612)	(360)		(1,825)	(1,542)
Interest expense	(3,761)	(5,601)		(14,889)	(16,233)
Provision for asset impairment	—	—		(1,730)	—

Net loss from continuing operations	$3,248	(1,531)		4,218	(4,164)

	Three months ended September 30,			Nine months ended September 30,
Same Store Net Operating Income ("NOI")	2013	2012	% Change	2013	2012	% Change

Consolidated Portfolio (90 properties)
Same Store NOI	$25,703	23,022	11.6%	72,642	68,922	5.4%
Same Store NOI excluding lease termination income	$23,753	23,045	3.1%	70,691	68,563	3.1%

Unconsolidated Portfolio (at 100%) (19 properties)
Same Store NOI	$6,353	6,289	1.0%	18,781	18,681	0.5%
Same Store NOI excluding lease termination income	$6,344	6,289	0.9%	18,754	18,681	0.4%

Total Portfolio (including our pro rata share of unconsolidated NOI) (109 properties)
Same Store NOI	$29,198	26,481	10.3%	82,971	79,196	4.8%
Same Store NOI excluding lease termination income	$27,243	26,504	2.8%	81,005	78,837	2.7%

10

Balance Sheets - Pro Rata Consolidation (unaudited)

	Consolidated Balance Sheets September 30, 2013	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Pro-rata Consolidated Balance Sheets
Assets:
Investment properties:
Land	$397,981	—	79,190	1,063	6,563	484,797
Construction in progress	16,582	—	2,362	14,788	—	33,732
Building and improvements	1,157,434	—	194,115	4,264	12,885	1,368,698
	1,571,997	—	275,667	20,115	19,448	1,887,227
Less accumulated depreciation	342,807	—	13,070	—	101	355,978
Net investment properties	1,229,190	—	262,597	20,115	19,347	1,531,249
Cash and cash equivalents	18,891	(1,745)	7,828	81	28	25,083
Investment in securities	4,587	—	—	—	—	4,587
Accounts receivable, net	36,723	—	5,902	32	183	42,840
Investment in and advances to unconsolidated joint ventures	127,539	—	(102,338)	(12,670)	(8,181)	4,350
Acquired lease intangibles, net	112,136	—	39,465	—	2,462	154,063
Deferred costs, net	20,949	—	2,282	77	185	23,493
Other assets	20,917	—	1,807	86	1,217	24,027
Total assets	$1,570,932	(1,745)	217,543	7,721	15,241	1,809,692

Liabilities:
Accounts payable and accrued expenses	$53,152	(53)	6,665	1,718	161	61,643
Acquired below market lease intangibles, net	44,179	—	15,532	—	1,090	60,801
Distributions payable	5,107	—	—	—	—	5,107
Mortgages payable	514,873	—	134,849	8,254	12,579	670,555
Unsecured credit facilities	335,000	—	—	—	—	335,000
Convertible notes	28,674	—	—	—	—	28,674
Other liabilities	13,328	8	3,429	1,835	479	19,079
Total liabilities	994,313	(45)	160,475	11,807	14,309	1,180,859

Stockholders’ Equity:
Preferred stock	110,000	—	—	—	—	110,000
Common stock	997	—	—	—	—	997
Additional paid-in capital	876,612	—	119	—	—	876,731
Accumulated distributions in excess of net income	(406,627)	53	56,949	(4,086)	932	(352,779)
Accumulated other comprehensive loss	(6,116)	—	—	—	—	(6,116)
Total stockholders’ equity	574,866	53	57,068	(4,086)	932	628,833

Noncontrolling interest	1,753	(1,753)	—	—	—	—
Total equity	576,619	(1,700)	57,068	(4,086)	932	628,833

Total liabilities and equity	$1,570,932	(1,745)	217,543	7,721	15,241	1,809,692

11

Statements of Operations - Pro Rata Consolidation (unaudited)

Three months ended September 30, 2013	Consolidated Statement of Operations	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Pro-rata Consolidated Statement of Operations
Revenues:
Rental income	$34,504	6,854	—	423	41,781
Tenant recoveries	13,394	3,373	—	49	16,816
Other property income	2,360	42	—	—	2,402
Fee income from unconsolidated joint ventures	1,578	—	—	—	1,578
Total revenues	51,836	10,269	—	472	62,577

Expenses:
Property operating expenses	6,121	1,057	25	64	7,267
Real estate tax expense	10,419	2,193	26	31	12,669
Depreciation and amortization	20,151	3,646	—	189	23,986
General and administrative expenses	4,843	135	1	—	4,979
Total expenses	41,534	7,031	52	284	48,901

Operating income	10,302	3,238	(52)	188	13,676

Other income	534	3	—	1	538
Gain on sale of joint venture interest	475	—	—	—	475
Interest expense	(9,291)	(1,612)	(123)	(140)	(11,166)
Income (loss) before income tax expense of taxable REIT subsidiaries, equity in earnings of unconsolidated joint ventures and discontinued operations	2,020	1,629	(175)	49	3,523

Income tax benefit of taxable REIT subsidiaries	296	—	—		296
Equity in earnings of unconsolidated joint ventures	2,128	(1,629)	175	(49)	625
Income from continuing operations	4,444	—	—	—	4,444

Income from discontinued operations	1,219	—	—	—	1,219
Net income	5,663	—	—	—	5,663

Net loss attributable to the noncontrolling interest	33	—	—	—	33
Net income attributable to Inland Real Estate Corporation	5,696	—	—	—	5,696

Dividends on preferred shares	(2,209)	—	—	—	(2,209)
Net income attributable to common stockholders	$3,487	—	—	—	3,487

12

Statements of Operations - Pro Rata Consolidation (unaudited)

Nine months ended September 30, 2013	Consolidated Statement of Operations	IN Retail Fund LLC (NYSTRS) (1)	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Pro-rata Consolidated Statement of Operations
Revenues:
Rental income	$91,556	6,329	20,155	20	1,903	119,963
Tenant recoveries	34,613	3,134	9,878	17	199	47,841
Other property income	3,348	46	168	—	—	3,562
Fee income from unconsolidated joint ventures	5,133	—	—	—	—	5,133
Total revenues	134,650	9,509	30,201	37	2,102	176,499

Expenses:
Property operating expenses	19,205	1,214	4,304	120	244	25,087
Real estate tax expense	25,856	2,515	6,077	79	141	34,668
Depreciation and amortization	47,089	2,814	11,312	10	789	62,014
Provision for asset impairment	369	—	—	692	—	1,061
General and administrative expenses	14,817	25	445	1	—	15,288
Total expenses	107,336	6,568	22,138	902	1,174	138,118

Operating income	27,314	2,941	8,063	(865)	928	38,381

Other income	1,733	2	5	9	1	1,750
Gain from settlement of receivables	3,095	—	—	—	—	3,095
Gain from change in control of investment properties	95,378	—	—	—	—	95,378
Loss on sale of investment properties	(202)	—	—	—	—	(202)
Gain on sale of joint venture interest	1,209	—	—	—	—	1,209
Interest expense	(25,811)	(1,819)	(4,809)	(347)	(635)	(33,421)
Income (loss) before income tax benefit (expense) of taxable REIT subsidiaries, equity in earnings of unconsolidated joint ventures and discontinued operations	102,716	1,124	3,259	(1,203)	294	106,190

Income tax expense of taxable REIT subsidiaries	(1,499)	—	—	—		(1,499)
Equity in earnings of unconsolidated joint ventures	5,641	(1,124)	(3,259)	1,203	(294)	2,167
Income from continuing operations	106,858	—	—	—	—	106,858

Income from discontinued operations	9,691	—	—	—	—	9,691
Net income	116,549	—	—	—	—	116,549

Net income attributable to the noncontrolling interest	19	—	—	—	—	19
Net income attributable to Inland Real Estate Corporation	116,568	—	—	—	—	116,568

Dividends on preferred shares	(6,715)	—	—	—	—	(6,715)
Net income (loss) attributable to common stockholders	$109,853	—	—	—	—	109,853
(1)    Includes results through the June 3, 2013 acquisition date.

13

Selected Financial Ratios

	Three months ended September 30,
	2013				2012
	Consolidated		Pro-rata Consolidation (1)		Consolidated		Pro-rata Consolidation (1)
Fixed rate debt	$499,582		644,726		418,790		625,077
Total debt	875,782		1,029,180		757,513		1,011,097
Fixed rate debt / Total debt	57.0%		62.6%		55.3%		61.8%

Unsecured debt	$364,215		364,215		309,215		309,215
Total debt	875,782		1,029,180		757,513		1,011,097
Unsecured debt / Total debt	41.6%		35.4%		40.8%		30.6%

Total debt	$875,782		1,029,180		757,513		1,011,097
Total gross assets (2)	1,869,560		2,101,440		1,555,112		1,946,430
Debt / Total gross assets	46.8%		49.0%		48.7%		51.9%

Quarterly EBITDA, adjusted	$32,303		40,141		23,494		34,198
Quarterly fixed charges (3)	12,077		14,016		11,987		15,249
Fixed charge coverage ratio	2.7	x	2.9	x	2.0	x	2.2	x

Net debt (4)	$856,891		1,002,352		746,648		984,995
EBITDA (Annualized)	129,212		160,564		93,976		136,792
Net debt / EBITDA	6.6	x	6.2	x	7.9	x	7.2	x

	Three months ended September 30,		Nine months ended September 30,
General and Administrative Expenses	2013	2012	2013	2012
General and Administrative Expenses (G&A)	$4,843	4,314	14,817	13,273
Total revenues of assets under management (5)	85,063	76,953	251,565	224,565
Total assets under management (5)	2,812,027	2,628,108	2,812,027	2,628,108

G&A Expenses as a Percentage of Total Revenue, including unconsolidated joint ventures at 100%	5.7%	5.6%	5.9%	5.9%
Annualized G&A Expenses as a Percentage of Total Assets, including unconsolidated joint ventures at 100%	0.7%	0.7%	0.7%	0.7%

	As of September 30,
Capitalization	2013	2012
Total Common Shares Outstanding	$99,672	89,258
Closing Price Per Share	10.23	8.25
Equity Market Capitalization Common Shares	1,019,645	736,379
Preferred Stock (at face value)	110,000	110,000
Total Debt (6)	1,029,180	1,011,097
Total Market Capitalization	$2,158,825	1,857,476
Debt to Total Market Capitalization	47.7%	54.4%

(1)	Pro-rata consolidation includes the Company's pro-rata share of unconsolidated joint ventures.

(2)	Total gross assets includes total assets plus accumulated depreciation and less acquired below market lease intangibles, net.

(3)	Quarterly fixed charges includes interest expense, distributions to non-controlling members, dividends on preferred shares, and principal amortization.

(4)	Reflects debt net of the current cash and cash equivalents balance at the end of the period.

(5)	Assets under management include consolidated assets, unconsolidated assets at 100% and assets that we do not have an ownership interest in, but that we manage on behalf of a third party.

(6)	Includes pro-rata share of unconsolidated joint venture debt and full face value of convertible notes. Excludes unamortized mortgage premiums/discounts.

14

Summary of Outstanding Debt at September 30, 2013

Total Outstanding Debt

	Outstanding Amount	Ratio	Weighted Average Interest Rate (1)	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$470,367	45.70%	5.27%	4.4
Unconsolidated (pro rata)	145,144	14.10%	4.81%	7.3
Unsecured convertible notes	29,215	2.84%	5.00%	1.1
Total Fixed Rate Debt	644,726	62.64%	5.18%	4.9
Variable Rate Debt:
Consolidated	41,200	4.00%	2.28%	2.5
Unconsolidated (pro rata)	8,254	0.80%	4.92%	0.5
Unsecured line of credit facility	105,000	10.20%	1.69%	3.9
Unsecured term loan	180,000	17.50%	1.64%	4.9
Unsecured term loan	50,000	4.86%	3.50%	5.2
Total Variable Rate Debt	384,454	37.36%	2.03%	4.3
Total	$1,029,180	100.00%	4.00%	4.7
Remaining unamortized convertible notes discount	(541)
Remaining unamortized mortgages premium/discount, net	5,590
Total Outstanding Debt	$1,034,229

Schedule of Maturities by Year

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities		Unsecured Maturities (2)		Total Consolidated Outstanding Debt	IRC Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
2013	$558	90,248	(3)	—		90,806	4,883	95,689
2014	1,818	63,329		29,215	(4)	94,362	3,371	97,733
2015	1,445	36,353		—		37,798	3,190	40,988
2016	1,333	42,641		—		43,974	—	43,974
2017	1,273	44,895		105,000		151,168	14,556	165,724
2018	368	—		230,000		230,368	5,891	236,259
2019	384	40,350		—		40,734	24,098	64,832
2020	400	70,300		—		70,700	—	70,700
2021	421	42,068		—		42,489	25,130	67,619
2022	110	61,373		—		61,483	59,700	121,183
2023	—	11,900		—		11,900	12,579	24,479
Total	$8,110	503,457		364,215		875,782	153,398	1,029,180
Remaining unamortized convertible notes discount						(541)	—	(541)
Remaining unamortized mortgages premium/discount, net						3,306	2,284	5,590
Total Outstanding Debt						878,547	155,682	1,034,229

(1)	Interest rates are as of September 30, 2013 and exclude the impact of deferred loan fee amortization.

(2)	Includes unsecured convertible notes, line of credit facility and term loans.

(3)
Included in the debt maturing in 2013 is approximately $90,247 related to our Algonquin Commons properties. Although the loans do not mature until November 2014, we have included them in 2013 because the lender has accelerated the due date in connection with their decision to initiate foreclosure proceedings.

(4)
The convertible notes, which mature in 2029, are included in the 2014 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

15

Summary of Outstanding Debt at September 30, 2013

Consolidated Debt

Servicer	Property Name	Interest Rate at September 30, 2013	Maturity Date	Balance at September 30, 2013
Fixed rate debt
Wachovia (1) (2)	The Exchange at Algonquin	5.24%	12/2013	$18,645
Wachovia (1) (2)	Algonquin Commons	5.45%	12/2013	71,602
Principal Capital	Big Lake Town Square	5.05%	01/2014	6,250
Principal Capital	Park Square	5.05%	01/2014	10,000
Principal Capital	Iroquois Center	5.05%	04/2014	8,750
Midland Loan Services (1)	Shoppes at Grayhawk	5.17%	04/2014	15,952
TCF Bank (1)	Marketplace At Six Corners	6.50%	09/2014	11,417
Prudential Asset Resource (1)	Orland Park Place Outlots	5.83%	12/2014	5,212
John Hancock Life Ins.	Thatcher Woods	5.83%	02/2015	13,500
Cohen Financial	Forest Lake Marketplace	5.86%	03/2015	8,500
TCF Bank (1)	Grand/Hunt Center Outlot	6.50%	04/2015	1,357
TCF Bank (1)	Dominick’s	6.50%	04/2015	6,193
TCF Bank (1)	Dominick’s	6.50%	04/2015	1,376
TCF Bank (1)	PetSmart	6.50%	04/2015	1,961
TCF Bank (1)	Roundy’s	6.50%	04/2015	3,855
Principal Capital (1)	Shoppes at Mill Creek	5.00%	05/2016	7,961
Metlife Insurance Company (1)	Shakopee Valley Marketplace	5.05%	12/2017	7,664
Metlife Insurance Company (1)	Crystal Point	5.05%	12/2017	17,147
Metlife Insurance Company (1)	Shops at Orchard Place	5.05%	12/2017	23,950
Prudential Insurance	Randall Square	4.00%	01/2019	16,500
Berkadia Commercial Mortgage	Woodfield Commons	4.75%	06/2019	17,500
Berkadia Commercial Mortgage	Cobbler Crossing	4.60%	07/2019	6,350
John Hancock Life Insurance	Roundy’s	4.85%	12/2020	10,300
Wells Fargo	Woodland Heights	6.03%	12/2020	4,175
Wells Fargo	Salem Square	6.03%	12/2020	4,897
Wells Fargo	Townes Crossing	6.03%	12/2020	6,289
Wells Fargo	Hawthorne Village Commons	6.03%	12/2020	6,443
Wells Fargo	Aurora Commons	6.03%	12/2020	6,443
Wells Fargo	Deertrace Kohler	6.03%	12/2020	9,691
Wells Fargo	Pine Tree Plaza	6.03%	12/2020	10,825
Wells Fargo	Joliet Commons	6.03%	12/2020	11,237
Midland Loan Services	Orland Park Place	5.55%	09/2021	42,068
Wachovia	Bradley Commons	5.40%	01/2022	14,330
GEMSA (1)	Chatham Ridge	4.40%	04/2022	17,577
Midland Loan Services	Dunkirk Square	4.35%	09/2022	4,050
Midland Loan Services	Park Place Plaza	4.35%	09/2022	6,500
Midland Loan Services	Rivertree Court	4.35%	09/2022	22,000
Midland Loan Services	Valparaiso Walk	4.11%	02/2023	11,900
Total/Weighted Average Fixed Rate Secured		5.27%		470,367
Unsecured Convertible Notes (3)		5.00%	11/2014	29,215
Total/Weighted Average Fixed Rate		5.26%		$499,582

Variable rate debt
Bank of America	Skokie Fashion Square	0.30%	12/2014	6,200
Bank of America	North Aurora Towne Center	2.63%	06/2016	2,163
Bank of America	Edinburgh Festival	2.63%	06/2016	4,063
Bank of America	CarMax	2.63%	06/2016	9,830
Bank of America	Cliff Lake	2.63%	06/2016	4,439
Bank of America	Burnsville Crossing	2.63%	06/2016	4,675
Bank of America	Food 4 Less	2.63%	06/2016	2,665
Bank of America	Shingle Creek Center	2.63%	06/2016	1,485
Bank of America	Bohl Farm Marketplace	2.63%	06/2016	5,680
Total/Weighted Average Variable Rate Secured		2.28%		$41,200

16

Summary of Outstanding Debt at September 30, 2013

Servicer	Property Name	Interest Rate at September 30, 2013	Maturity Date	Balance at September 30, 2013
Unsecured
Line of Credit Facility		1.69%	08/2017	105,000
Term Loan		1.64%	08/2018	180,000
Term Loan		3.50%	11/2018	50,000
Total/Weighted Average Variable Rate		1.97%		$376,200
Total/Weighted Average Consolidated Debt		3.84%		$875,782
Remaining unamortized convertible notes discount				(541)
Remaining unamortized mortgages premium/discount, net				3,306
Total Consolidated Debt				$878,547

Unconsolidated Debt

Servicer	Property Name	Interest Rate at September 30, 2013	Maturity Date	Balance at September 30, 2013	IRC Share of Debt (3)
Fixed rate debt
Venture with PGGM
Principal Capital	Diffley Marketplace	3.94%	11/2015	$5,800	3,190
John Hancock Life Ins.	Point at Clark	5.05%	09/2017	14,300	7,865
Metlife Insurance Company (1)	Woodfield Plaza	5.05%	12/2017	12,166	6,691
John Hancock Life Ins. (1)	Four Flaggs	7.65%	01/2018	10,710	5,891
Prudential Insurance	Brownstones Shopping Center	3.85%	01/2019	13,255	7,290
Prudential Insurance	Elston Plaza	3.85%	01/2019	10,560	5,808
Prudential Insurance	Silver Lake Village	5.85%	02/2019	20,000	11,000
Midland Loan Services	Shops of Plymouth Town Center	5.83%	03/2021	5,200	2,860
Wachovia Securities	Joffco Square	5.84%	03/2021	13,090	7,200
Midland Loan Services	Village Ten Shopping Center	5.17%	06/2021	8,300	4,565
Midland Loan Services	Caton Crossings	5.19%	06/2021	7,700	4,235
Midland Loan Services	Red Top Plaza	5.55%	09/2021	11,400	6,270
Midland Loan Services	Champlin Marketplace	4.70%	02/2022	7,123	3,918
Wachovia Securities	Turfway Commons	5.05%	02/2022	7,150	3,932
Wachovia Securities	Stone Creek Towne Center	5.04%	03/2022	19,800	10,890
Wachovia	Westgate	4.94%	03/2022	40,373	22,205
Principal Life Insurance Co.	Quarry Retail	3.75%	08/2022	18,100	9,955
Principal Life Insurance Co.	Riverdale Commons	3.75%	08/2022	16,000	8,800
Total / Weighted Average		4.96%		$241,027	132,565

Venture with IPCC
Midland Loan Services	Mariano's	4.08%	03/2023	14,737	147
Midland Loan Services	Mariano's	4.17%	04/2023	17,701	177
Wells Fargo (1)	Dollar General/Family Dollar (4)	4.26%	05/2023	6,850	342
Amalgamated Bank of Chicago	Freedom Commons	4.05%	07/2023	14,640	7,174
CIII Management	Dollar General/Family Dollar (5)	4.89%	10/2023	7,290	4,739
Total / Weighted Average		4.22%		61,218	12,579
Total/Weighted Average Fixed Rate		4.81%		$302,245	145,144

Variable rate debt

Venture with Pine Tree
PNC Bank	Lantern Commons	4.18%	12/2013	5,745	4,883
Inland Boise, LLC	Southshore Shopping Center	6.00%	10/2014	3,966	3,371
Total/Weighted Average Variable Rate		4.92%		9,711	8,254
Total/Weighted Average Unconsolidated Debt		4.82%		$311,956	153,398
Remaining unamortized mortgages premium/discount, net				4,152	2,284
Total Unconsolidated Debt				$316,108	155,682

(1)	These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)
Included in the debt maturing in 2013 is approximately $90,247 related to our Algonquin Commons properties. Although the loans do not mature until November 2014, we have included them in 2013 because the lender has accelerated the due date in connection with their decision to initiate foreclosure proceedings.

(3)
IRC's pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner. This allocation is for presentation purposes and the Company is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property

(4)
This portfolio includes six Dollar General and four Family Dollar stores, located in Baldwin, WI; Mercer, WI; Nekoosa, WI; Oxford, WI; Spooner, WI; Wittenberg, WI; Abilene, TX; Cisco, TX; Colorado City, TX and Lorain, OH.

(5)
This portfolio includes eight Dollar General and three Family Dollar stores, located in Fortson, GA; Gale, WI; LaGrange, GA; Lafeyette, WI; Midland City, AL; Mobile, AL; Warrior, AL; Woodville, AL; Cameron, TX; Charleston, MO and Wausaukee, WI.

17

Significant Retail Tenants

Consolidated (1) (2)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Safeway (Dominick's Finer Foods-6) (3)	6	$5.253	3.9%	410,504	3.7%
Roundy's (Rainbow-3, Pick 'N Save-2, Super Pick 'N Save 1)	6	4,915	3.6%	409,045	3.6%
AB Acquisitions LLC (Jewel-6)	6	4,115	3.0%	393,357	3.5%
TJX Companies, Inc. (TJ Maxx-6, Marshall's-8)	14	4,068	3.0%	446,814	4.0%
Carmax	2	4,021	3.0%	187,851	1.7%
PetSmart	9	2,707	2.0%	209,978	1.9%
Bed Bath and Beyond (Bed, Bath & Beyond-5, Buy Buy Baby-2, World Market-1)	8	2,448	1.8%	259,262	2.3%
Kroger (Food 4 Less-3)	3	2,407	1.8%	207,441	1.8%
Ascena Retail Group (Justice-3, Dress Barn-7, Maurice's-7, Lane Bryant-5, Catherine's-2)	24	2,265	1.7%	142,350	1.3%
Dick's Sporting Goods (Dick's Sporting Goods-3, Golf Galaxy-1)	4	2,118	1.6%	232,748	2.1%
Best Buy	4	2,066	1.5%	177,679	1.6%
Hobby Lobby	3	1,861	1.4%	156,256	1.4%
Retail Ventures, Inc. (DSW Warehouse-4)	4	1,777	1.3%	95,915	0.9%
The Gap (Old Navy-7, The Gap-1, The Gap Factory-1)	9	1,769	1.3%	130,290	1.2%
Ross Dress For Less	7	1,676	1.2%	203,712	1.8%
Dollar Tree (Dollar Tree-16)	16	1,593	1.2%	160,381	1.4%
Gordmans	3	1,534	1.1%	148,642	1.3%
Pier 1 Imports	8	1,508	1.1%	82,826	0.7%
Michael's	6	1,486	1.1%	131,701	1.2%
Ulta	7	1,456	1.1%	76,013	0.7%
Supervalu, Inc. (Cub Foods-2)	2	1,358	1.0%	128,298	1.1%

Total		$52,401	38.7%	4,391,063	39.2%

Unconsolidated (1) (2) (4)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Roundy's (Rainbow-2, Metro Market-1, Mariano's-2)	5	$5,720	10.1%	335,634	8.6%
Supervalu, Inc. (Cub Foods-6)	6	4,486	7.9%	383,656	9.9%
Best Buy	2	2,220	3.9%	75,001	1.9%
AB Acquisitions LLC (Jewel-3)	3	2,101	3.7%	192,397	5.0%
TJX Companies, Inc. (TJ Maxx-1, Marshall's-3, Home Goods-1)	5	2,061	3.6%	148,483	3.8%
Michael's	4	1,439	2.5%	92,874	2.4%
Home Depot	1	1,243	2.2%	113,000	2.9%
Kohl's	2	1,191	2.1%	83,000	2.1%
Dollar General	14	1,183	2.1%	130,090	3.4%
Wal-Mart	3	1,164	2.0%	78,689	2.0%
Bed Bath and Beyond (Bed, Bath & Beyond-2, Buy Buy Baby-1)	3	1,042	1.8%	85,282	2.2%
Lowe's	1	1,040	1.8%	—	—%
Petco	3	843	1.5%	48,278	1.2%
Safeway (Dominick's Finer Foods-1) (3)	1	842	1.5%	70,183	1.8%
The Sports Authority	1	638	1.1%	42,563	1.1%
Family Dollar	7	630	1.1%	58,540	1.5%
OfficeMax	2	596	1.0%	47,084	1.2%
PetSmart	2	592	1.0%	45,289	1.2%
Retail Ventures, Inc. (DSW Warehouse-1)	1	584	1.0%	23,600	0.6%
Party City	3	580	1.0%	35,515	0.9%

Total		$30,195	52.9%	2,089,158	53.7%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Includes ground leases in number of stores and annual base rent, ground lease square footage is excluded from GLA as we do not own that square footage

(3)	Safeway recently announced that it is exiting the Chicago market. Although the stores will be closing, the tenant is still financially obligated under their leases.

(4)	Annualized rent shown includes joint venture partner's pro rata share

18

Significant Retail Tenants

Total (1) (2) (3)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Roundy's (Rainbow-5, Pick 'N Save-2, Super Pick 'N Save-1, Metro Market-1, Mariano's-2)	11	$10,636	5.5%	744,679	4.9%
AB Acquisitions LLC (Jewel-9)	9	6,216	3.2%	585,754	3.9%
TJX Companies, Inc. (TJ Maxx-7, Marshall's-11, Home Goods-1)	19	6,129	3.2%	595,297	3.9%
Safeway (Dominick's Finer Foods-7) (4)	7	6,096	3.2%	480,687	3.2%
Supervalu, Inc. (Cub Foods-8)	8	5,844	3.0%	511,954	3.4%
Best Buy	6	4,286	2.2%	252,680	1.7%
Carmax	2	4,021	2.1%	187,851	1.2%
Bed Bath & Beyond (Bed, Bath & Beyond-7, Buy Buy Baby-3, World Market-1)	11	3,490	1.8%	344,544	2.3%
PetSmart	11	3,299	1.7%	255,267	1.7%
Michael's	10	2,925	1.5%	224,575	1.5%
Kroger (Food 4 Less-4)	4	2,628	1.4%	264,109	1.7%
Ascena Retail Group (Justice-5, Dress Barn-7, Maurice's-7, Lane Bryant-6, Catherine's-2)	27	2,608	1.4%	157,450	1.0%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,361	1.2%	119,515	0.8%
The Gap (Old Navy-9, The Gap-1, The Gap Factory-1)	11	2,181	1.1%	162,988	1.1%
Dick's Sporting Goods (Dick's Sporting Goods-3, Golf Galaxy-1)	4	2,118	1.1%	232,748	1.5%
Dollar Tree (Dollar Tree-20)	20	1,928	1.0%	200,444	1.3%

Total		$66,766	34.6%	5,320,542	35.1%

Total excluding properties held through the joint venture with IPCC (1) (2) (3) (5)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Roundy's (Rainbow-5, Pick 'N Save-2, Super Pick 'N Save-1, Metro Market-1)	9	$7,201	3.9%	602,107	4.1%
AB Acquisitions LLC (Jewel-9)	9	6,216	3.3%	585,754	4.0%
TJX Companies, Inc. (TJ Maxx-7, Marshall's-11, Home Goods-1)	19	6,129	3.3%	595,297	4.0%
Safeway (Dominick's Finer Foods-7)	7	6,096	3.3%	480,687	3.3%
Supervalu, Inc. (Cub Foods-8) (4)	8	5,844	3.1%	511,954	3.5%
Best Buy	6	4,286	2.3%	252,680	1.7%
Carmax	2	4,021	2.2%	187,851	1.3%
Bed Bath & Beyond (Bed, Bath & Beyond-7, Buy Buy Baby-3, World Market-1)	11	3,490	1.9%	344,544	2.3%
PetSmart	11	3,299	1.8%	255,267	1.7%
Michael's	10	2,925	1.6%	224,575	1.5%
Kroger (Food 4 Less-4)	4	2,628	1.4%	264,109	1.8%
Ascena Retail Group (Justice-5, Dress Barn-7, Maurice's-7, Lane Bryant-6, Catherine's-2)	27	2,608	1.4%	157,450	1.1%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,361	1.3%	119,515	0.8%
The Gap (Old Navy-9, The Gap-1, The Gap Factory-1)	11	2,181	1.2%	162,988	1.1%
Dick's Sporting Goods (Dick's Sporting Goods-3, Golf Galaxy-1)	4	2,118	1.1%	232,748	1.6%
Dollar Tree (Dollar Tree-20)	20	1,928	1.0%	200,444	1.4%
The Sports Authority	3	1,899	1.0%	134,869	0.9%
Petco	8	1,895	1.0%	118,810	0.8%
Hobby Lobby	3	1,861	1.0%	156,256	1.1%

Total		$68,986	37.1%	5,587,905	38.0%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Annualized rent shown includes joint venture partner's pro rata share

(3)	Includes ground leases in number of stores and annual base rent, ground lease square footage is excluded from GLA as we do not own that square footage.

(4)	Safeway recently announced that it is exiting the Chicago market. Although the stores will be closing, the tenant is still financially obligated under their leases.

(5)
Due to the tenant fluctuations produced by the temporary ownership of the properties within the IPCC joint venture, the Company has disclosed significant tenants excluding these properties. The Company believes the additional disclosure allows investors to evaluate the tenant mix of the portfolio of properties it expects to own longer term.

19

Portfolio Metrics

Portfolio Occupancy

Consolidated Occupancy (1)	As of September 30, 2013	As of June 30, 2013	As of September 30, 2012
Leased Occupancy (2)	93.2%	93.1%	90.8%
Financial Occupancy (3)	89.8%	90.3%	88.4%
Same Store Leased Occupancy (2)	92.1%	92.0%	91.4%
Same Store Financial Occupancy (3)	88.4%	89.1%	88.8%

Unconsolidated Occupancy (1) (4)
Leased Occupancy (2)	97.4%	98.2%	97.1%
Financial Occupancy (3)	95.6%	96.1%	94.4%
Same Store Leased Occupancy (2)	97.8%	98.4%	96.7%
Same Store Financial Occupancy (3)	95.6%	95.8%	94.6%

Total Occupancy (1)
Leased Occupancy (2)	94.3%	94.4%	93.1%
Financial Occupancy (3)	91.3%	91.8%	90.6%
Same Store Leased Occupancy (2)	93.2%	93.3%	92.4%
Same Store Financial Occupancy (3)	89.9%	90.5%	89.9%
Financial Occupancy excluding properties held through the joint venture with IPCC (3) (5)	91.1%	91.5%	90.4%
Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	96.5%	96.5%	95.3%
Non-Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	88.9%	89.0%	87.7%

Geographic Information

	Number of investment properties (6)	Gross leasable area (7)	Percent of gross leasable area	Total Portfolio NOI PRS for the three months ended September 30, 2013 (8)	Percent of NOI
Florida	1	166,131	1.1%	$718	1.8%
Illinois	81	9,051,422	61.3%	26,256	65.6%
Indiana	7	660,776	4.5%	1,961	4.9%
Kentucky	1	105,471	0.7%	147	0.4%
Minnesota	29	3,025,915	20.5%	6,135	15.3%
Nebraska	1	81,000	0.6%	401	1.0%
Ohio	4	596,648	4.0%	1,919	4.8%
Tennessee	1	10,908	0.1%	58	0.1%
Wisconsin	11	1,068,980	7.2%	2,431	6.1%

Total	136	14,767,251	100.0%	$40,026	100.0%

(1)	All occupancy calculations exclude seasonal tenants.

(2)
Leased occupancy is defined as the percentage of total gross leasable area for which there is a signed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(3)
Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased, excluding tenants in their abatement period.

(4)	Unconsolidated occupancy is calculated using 100% of the square footage of the respective properties.

(5)
Due to the occupancy fluctuations produced by the temporary ownership of the properties within this venture, the Company discloses occupancy rates excluding these properties. The Company believes the additional disclosure allows investors to evaluate the occupancy of the portfolio of properties it expects to own longer term.

(6)	Includes properties held through our unconsolidated joint ventures and excludes properties held through the Company's development joint ventures and its joint venture with IPCC.

(7)	Gross leasable area shown includes joint venture partner's pro rata share.

(8)	Total portfolio NOI includes our pro rata share of unconsolidated NOI and excludes properties held through the Company's development joint ventures and its joint venture with IPCC.

20

Lease Expiration Analysis

Consolidated

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

ALL ANCHOR LEASES (1)
2013	6	87,726	0.78%	$995	0.71%	$11.34
2014	15	675,596	6.00%	7,587	5.38%	11.23
2015	30	700,058	6.22%	7,629	5.41%	10.90
2016	28	685,037	6.08%	7,595	5.38%	11.09
2017	22	761,258	6.76%	9,205	6.53%	12.09
2018	20	627,756	5.58%	7,084	5.02%	11.28
2019	24	982,428	8.72%	11,304	8.01%	11.51
2020	13	448,980	3.99%	4,151	2.94%	9.25
2021	20	693,565	6.16%	10,576	7.50%	15.25
2022+	55	1,562,079	13.87%	17,500	12.41%	11.20
Vacant (4)	—	476,317	4.23%	—	—	—
TOTAL/WEIGHTED AVERAGE	233	7,700,800	68.39%	$83,626	59.29%	$11.58

ALL NON-ANCHOR LEASES (1)
M-T-M	7	10,994	0.10%	$140	0.10%	$12.73
2013	50	118,218	1.05%	2,009	1.42%	16.99
2014	132	338,878	3.01%	5,662	4.01%	16.71
2015	168	432,275	3.84%	8,761	6.21%	20.27
2016	163	460,857	4.09%	8,507	6.03%	18.46
2017	140	403,929	3.59%	7,154	5.07%	17.71
2018	158	413,574	3.67%	8,032	5.69%	19.42
2019	64	232,210	2.06%	4,524	3.21%	19.48
2020	34	134,174	1.19%	2,607	1.85%	19.43
2021	34	133,550	1.19%	2,655	1.88%	19.88
2022+	110	420,361	3.73%	7,387	5.24%	17.57
Vacant (4)	—	460,239	4.09%	—	—	—
TOTAL/WEIGHTED AVERAGE	1,060	3,559,259	31.61%	$57,438	40.71%	$18.53

ALL LEASES
M-T-M	7	10,994	0.10%	$140	0.10%	$12.73
2013	56	205,944	1.83%	3,004	2.13%	14.59
2014	147	1,014,474	9.01%	13,249	9.39%	13.06
2015	198	1,132,333	10.06%	16,390	11.62%	14.47
2016	191	1,145,894	10.17%	16,102	11.41%	14.05
2017	162	1,165,187	10.35%	16,359	11.60%	14.04
2018	178	1,041,330	9.25%	15,116	10.71%	14.52
2019	88	1,214,638	10.78%	15,828	11.22%	13.03
2020	47	583,154	5.18%	6,758	4.79%	11.59
2021	54	827,115	7.35%	13,231	9.38%	16.00
2022+	165	1,982,440	17.60%	24,887	17.65%	12.55
Vacant (4)	—	936,556	8.32%	—	—	—
TOTAL/WEIGHTED AVERAGE	1,293	11,260,059	100.00%	$141,064	100.00%	$13.66

(1)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(3)	Annualized base rent divided by gross leasable area.

(4)	Leases executed but not commenced are included in the vacant totals.

21

Lease Expiration Analysis

Unconsolidated (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	1	11,092	0.29%	$13	0.02%	$1.17
2014	2	33,217	0.85%	478	0.88%	14.39
2015	3	48,656	1.25%	671	1.23%	13.79
2016	5	194,291	5.00%	2,605	4.78%	13.41
2017	13	390,649	10.05%	5,370	9.85%	13.75
2018	11	397,598	10.22%	4,395	8.07%	11.05
2019	9	295,575	7.60%	3,654	6.71%	12.36
2020	8	254,687	6.55%	2,526	4.64%	9.92
2021	5	73,172	1.88%	860	1.58%	11.75
2022+	21	971,348	24.98%	13,735	25.20%	14.14
Vacant (5)	—	16,651	0.43%	—	—	—
TOTAL/WEIGHTED AVERAGE	78	2,686,936	69.10%	$34,307	62.96%	$12.85

ALL NON-ANCHOR LEASES (2)
M-T-M	3	5,704	0.15%	$77	0.14%	$13.50
2013	9	17,901	0.46%	317	0.58%	17.71
2014	36	74,574	1.92%	1,273	2.34%	17.07
2015	55	133,134	3.42%	2,553	4.69%	19.18
2016	57	133,366	3.43%	2,686	4.93%	20.14
2017	43	110,395	2.84%	2,473	4.54%	22.40
2018	79	196,645	5.06%	4,553	8.36%	23.15
2019	22	60,966	1.57%	1,203	2.21%	19.73
2020	12	35,516	0.91%	812	1.49%	22.86
2021	14	45,965	1.18%	1,069	1.96%	23.26
2022+	47	280,743	7.22%	3,167	5.80%	11.28
Vacant (5)	—	106,767	2.74%	—	—	—
TOTAL/WEIGHTED AVERAGE	377	1,201,676	30.90%	$20,183	37.04%	$18.43

ALL LEASES
M-T-M	4	16,796	0.44%	$90	0.16%	$5.36
2013	9	17,901	0.46%	317	0.58%	17.71
2014	38	107,791	2.77%	1,751	3.22%	16.24
2015	58	181,790	4.67%	3,224	5.92%	17.73
2016	62	327,657	8.43%	5,291	9.71%	16.15
2017	56	501,044	12.89%	7,843	14.39%	15.65
2018	90	594,243	15.28%	8,948	16.43%	15.06
2019	31	356,541	9.17%	4,857	8.92%	13.62
2020	20	290,203	7.46%	3,338	6.13%	11.50
2021	19	119,137	3.06%	1,929	3.54%	16.19
2022+	68	1,252,091	32.20%	16,902	31.00%	13.50
Vacant (5)	—	123,418	3.17%	—	—	—
TOTAL/WEIGHTED AVERAGE	455	3,888,612	100.00%	$54,490	100.00%	$14.47

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

22

Lease Expiration Analysis

Total (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	1	11,092	0.07%	$13	0.01%	$1.17
2013	6	87,726	0.58%	995	0.51%	11.34
2014	17	708,813	4.68%	8,065	4.12%	11.38
2015	33	748,714	4.94%	8,300	4.24%	11.09
2016	33	879,328	5.80%	10,200	5.22%	11.60
2017	35	1,151,907	7.60%	14,575	7.45%	12.65
2018	31	1,025,354	6.77%	11,479	5.87%	11.20
2019	33	1,278,003	8.44%	14,958	7.65%	11.70
2020	21	703,667	4.65%	6,677	3.41%	9.49
2021	25	766,737	5.06%	11,436	5.85%	14.92
2022+	76	2,533,427	16.72%	31,235	15.97%	12.33
Vacant (5)	—	492,968	3.25%	—	—	—
TOTAL/WEIGHTED AVERAGE	311	10,387,736	68.56%	$117,933	60.30%	$11.92

ALL NON-ANCHOR LEASES (2)
M-T-M	10	16,698	0.11%	$217	0.11%	$13.00
2013	59	136,119	0.90%	2,326	1.19%	17.09
2014	168	413,452	2.73%	6,935	3.55%	16.77
2015	223	565,409	3.73%	11,314	5.79%	20.01
2016	220	594,223	3.92%	11,193	5.72%	18.84
2017	183	514,324	3.40%	9,627	4.92%	18.72
2018	237	610,219	4.03%	12,585	6.44%	20.62
2019	86	293,176	1.94%	5,727	2.93%	19.53
2020	46	169,690	1.12%	3,419	1.75%	20.15
2021	48	179,515	1.19%	3,724	1.90%	20.74
2022+	157	701,104	4.63%	10,554	5.40%	15.05
Vacant (5)	—	567,006	3.74%	—	—	—
TOTAL/WEIGHTED AVERAGE	1,437	4,760,935	31.44%	$77,621	39.70%	$18.51

ALL LEASES
M-T-M	11	27,790	0.18%	$230	0.12%	$8.28
2013	65	223,845	1.48%	3,321	1.70%	14.84
2014	185	1,122,265	7.41%	15,000	7.67%	13.37
2015	256	1,314,123	8.67%	19,614	10.03%	14.93
2016	253	1,473,551	9.72%	21,393	10.94%	14.52
2017	218	1,666,231	11.00%	24,202	12.37%	14.52
2018	268	1,635,573	10.80%	24,064	12.31%	14.71
2019	119	1,571,179	10.38%	20,685	10.58%	13.17
2020	67	873,357	5.77%	10,096	5.16%	11.56
2021	73	946,252	6.25%	15,160	7.75%	16.02
2022+	233	3,234,531	21.35%	41,789	21.37%	12.92
Vacant (5)	—	1,059,974	6.99%	—	—	—
TOTAL/WEIGHTED AVERAGE	1,748	15,148,671	100.00%	$195,554	100.00%	$13.88

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

23

Leasing Activity

Consolidated

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2013	9	142,584	$1,129	$7.92	$1,217	$8.54	$88	0.62	7.8%
2Q 2013	11	59,119	$575	$9.73	$771	$13.04	$196	3.31	34.1%
3Q 2013	14	100,337	$1,665	$16.59	$1,621	$16.16	$(44)	(0.43)	-2.6%

2013 Total	34	302,040	$3,369	$11.15	$3,609	$11.95	$240	0.80	7.1%

Renewal Lease Summary (2)
1Q 2013	40	273,578	$2,205	$8.06	$2,600	$9.50	$395	1.44	17.9%
2Q 2013	38	252,284	$3,498	$13.87	$3,466	$13.74	$(32)	(0.13)	-0.9%
3Q 2013	50	262,719	$3,694	$14.06	$3,968	$15.10	$274	1.04	7.4%

2013 Total	128	788,581	$9,397	$11.92	$10,034	$12.72	$637	0.80	6.8%

Non-Comparable Lease Summary (3)
1Q 2013	13	29,332	$—	$—	$426	$14.52
2Q 2013	10	36,934	$—	$—	$418	$11.32
3Q 2013	12	34,815	$—	$—	$506	$14.53

2013 Total	35	101,081	$—	$—	$1,350	$13.36

Unconsolidated (4)

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2013	4	12,191	$227	$18.62	$287	$23.54	$60	4.92	26.4%
2Q 2013	4	9,666	$164	$16.97	$159	$16.45	$(5)	(0.52)	-3.0%
3Q 2013	3	15,202	$141	$9.28	$261	$17.17	$120	7.89	85.1%

2013 Total	11	37,059	$532	$14.36	$707	$19.08	$175	4.72	32.9%

Renewal Lease Summary (2)
1Q 2013	27	138,740	$1,967	$14.18	$2,199	$15.85	$232	1.67	11.8%
2Q 2013	23	221,882	$2,297	$10.35	$2,631	$11.86	$334	1.51	14.5%
3Q 2013	9	30,863	$543	$17.59	$618	$20.02	$75	2.43	13.8%

2013 Total	59	391,485	$4,807	$12.28	$5,448	$13.92	$641	1.64	13.3%

Non-Comparable Lease Summary (3)
1Q 2013	4	11,081	$—	$—	$215	$19.40
2Q 2013	8	33,937	$—	$—	$523	$15.41
3Q 2013	4	5,778	$—	$—	$100	$17.31

2013 Total	16	50,796	$—	$—	$838	$16.50

(1)	The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(2)	Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned by joint ventures.

24

Leasing Activity

Total (1)

	Number	GLA	Total Former Average Base Rent ($) (2)	Total Former Average Base Rent (psf) (2)	Total New Average Base Rent ($) (2)	Total New Average Base Rent (psf) (2)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2013	13	154,775	$1,356	$8.76	$1,504	$9.72	$148	0.96	10.9%
2Q 2013	15	68,785	$739	$10.74	$930	$13.52	$191	2.78	25.8%
3Q 2013	17	115,539	$1,806	$15.63	$1,882	$16.29	$76	0.66	4.2%

2013 Total	45	339,099	$3,901	$11.50	$4,316	$12.73	$415	1.23	10.6%

Renewal Lease Summary (3)
1Q 2013	67	412,318	$4,172	$10.12	$4,799	$11.64	$627	1.52	15.0%
2Q 2013	61	474,166	$5,795	$12.22	$6,097	$12.86	$302	0.64	5.2%
3Q 2013	59	293,582	$4,237	$14.43	$4,585	$15.62	$348	1.19	8.2%

2013 Total	187	1,180,066	$14,204	$12.04	$15,481	$13.12	$1,277	1.08	9.0%

Non-Comparable Lease Summary (4)
1Q 2013	17	40,413	$—	$—	$641	$15.86
2Q 2013	18	70,871	$—	$—	$941	$13.28
3Q 2013	16	40,593	$—	$—	$606	$14.93

2013 Total	51	151,877	$—	$—	$2,188	$14.41

(1)	Includes leasing activity on unconsolidated properties owned by joint ventures.

(2)	The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(3)	Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

(4)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

25

Leasing Activity - Anchors and Non-Anchors

Consolidated (1)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	11	3	14
Gross Leasable Area (Sq.Ft.)	26,679	73,658	100,337
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.61	14.91	16.16

Renewals
Number of Leases	45	5	50
Gross Leasable Area (Sq.Ft.)	138,083	124,636	262,719
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.81	10.99	15.10

Non-Comparable Leases (3)
Number of Leases	12	—	12
Gross Leasable Area (Sq.Ft.)	34,815	—	34,815
Base Rent/Sq.Ft. ($/Sq.Ft.)	$14.53	—	14.53

Total New, Renewal and Non-Comparable Leases
Number of Leases	68	8	76
Gross Leasable Area (Sq.Ft.)	199,577	198,294	397,871
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.17	12.45	15.32

Unconsolidated (1) (4)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	2	1	3
Gross Leasable Area (Sq.Ft.)	4,110	11,092	15,202
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.12	16.80	17.17

Renewals
Number of Leases	8	1	9
Gross Leasable Area (Sq.Ft.)	18,877	11,986	30,863
Base Rent/Sq.Ft. ($/Sq.Ft.)	$23.13	15.13	20.02

Non-Comparable Leases (3)
Number of Leases	4	—	4
Gross Leasable Area (Sq.Ft.)	5,778	—	5,778
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.31	—	17.31

Total New, Renewal and Non-Comparable Leases
Number of Leases	14	2	16
Gross Leasable Area (Sq.Ft.)	28,765	23,078	51,843
Base Rent/Sq.Ft. ($/Sq.Ft.)	$21.25	15.93	18.88

Total (1) (4)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	13	4	17
Gross Leasable Area (Sq.Ft.)	30,789	84,750	115,539
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.41	15.16	16.29

Renewals
Number of Leases	53	6	59
Gross Leasable Area (Sq.Ft.)	156,960	136,622	293,582
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.33	11.36	15.62

Non-Comparable Leases (3)
Number of Leases	16	—	16
Gross Leasable Area (Sq.Ft.)	40,593	—	40,593
Base Rent/Sq.Ft. ($/Sq.Ft.)	$14.93	—	14.93

Total New, Renewal and Non-Comparable Leases
Number of Leases	82	10	92
Gross Leasable Area (Sq.Ft.)	228,342	221,372	449,714
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.56	12.42	15.73

(1)	The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned by joint ventures.

26

Property Transactions

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate (1)	Financial Occupancy	Anchors	Year Built / Renovated

01/24/13	Family Dollar (2)	Abilene	TX	9,180	$1,142	7.64%	100%	None	2012
01/24/13	Family Dollar (2)	Colorado City	TX	8,320	1,009	8.12%	100%	None	2012
02/12/13	Mariano's (2)	Palatine	IL	71,324	23,646	6.70%	100%	Mariano's	2011
02/12/13	Mariano's (2)	Vernon Hills	IL	71,248	26,912	6.84%	100%	Mariano's	2011
04/17/13	Family Dollar (2)	Cameron	TX	8,320	938	8.11%	100%	None	2012
04/17/13	Family Dollar (2)	Charleston	MO	8,320	1,107	8.13%	100%	None	2012
04/17/13	Family Dollar (2)	Wausaukee	WI	8,000	1,137	8.14%	100%	None	2012
04/17/13	Winfield Pointe Center (3)	Winfield	IL	19,888	(3)	(3)	75%	None	1989
04/17/13	Eola Commons (3)	Aurora	IL	23,080	(3)	(3)	78%	None	1998
04/24/13	Warsaw Commons (4)	Warsaw	IN	87,826	11,393	8.00%	96%	Dollar Tree, TJ Maxx, PetSmart, Ulta	2012
07/26/13	Freedom Commons (2)	Naperville	IL	42,218	24,400	6.74%	87%	Maggiano's (5)	2008
08/20/13	Evergreen Promenade (6) (7)	Evergreen Park	IL	—	5,500	(7)	(7)	(7)	(7)
09/10/13	Dollar General (2)	Gale	WI	9,026	945	7.85%	100%	None	2013
09/10/13	Dollar General (2)	Lafeyette	WI	9,026	944	7.85%	100%	None	2013
09/11/13	Capitol and 124th Shopping Center (6)	Wauwatosa	WI	54,198	10,265	6.50%	100%	Wal-Mart, Petco	1998/2012
09/11/13	Pilgrim Village (6)	Menomonee Falls	WI	31,331	8,723	6.70%	69%	Wal-Mart (5), Friends of Nature	1984/2012
09/11/13	Timmerman Plaza (6)	Milwaukee	WI	40,343	5,257	7.90%	84%	Dollar Tree	1965/2013
09/11/13	Dollar General (2)	Fortson	GA	9,100	1,173	7.41%	100%	None	2013
09/11/13	Dollar General (2)	LaGrange	GA	9,100	1,145	7.40%	100%	None	2013
09/11/13	Dollar General (2)	Midland City	AL	12,382	1,393	7.41%	100%	None	2013
09/11/13	Dollar General (2)	Mobile	AL	9,100	1,219	7.40%	100%	None	2013
09/11/13	Dollar General (2)	Warrior	AL	9,100	1,089	8.68%	100%	None	2011
09/11/13	Dollar General (2)	Woodville	AL	9,026	1,067	7.41%	100%	None	2013
09/25/13	Family Dollar (2)	Marion	IL	8,000	1,474	7.81%	100%	None	2012

				567,456	$131,878

(1)
The cap rate disclosed is as of the time of acquisition and is calculated by dividing the forecasted net operating income ("NOI") by the purchase price. Forecasted NOI is defined as forecasted net income for the twelve months following the acquisition of the property, calculated in accordance with U.S. GAAP, excluding straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense, less a vacancy factor to allow for potential tenant move-outs or defaults.

(2)	This property was acquired through our joint venture with IPCC.

(3)
The Company acquired title to these properties through foreclosure proceedings. The Company had acquired the notes encumbering these properties in 2012 at a discount to their face value. In conjunction with the acquisition, the notes were extinguished. The Company recorded Winfield Pointe Center at $2,583 and Eola Commons at $3,994, representing the respective fair value of each property at the time of acquisition.

(4)	This property is subject to future earnout payments, of which $1,225 was paid subsequent to the acquisition.

(5)	Ground lease tenant, ground lease square footage is excluded from GLA as we do not own that square footage.

(6)	This property was acquired through our joint venture with PGGM.

(7)	Our joint venture with PGGM acquired vacant land to develop a 92,512 square foot retail building through a development partnership that is 96% pre-leased to Mariano's Fresh Market and PetSmart.

27

Property Transactions

Property Dispositions

Date	Property	City	State	GLA Sq. Ft.	Sale Price	Gain (loss) on Sale	Provision for Asset Impairment

02/20/13	Quarry Outlot	Hodgkins	IL	9,650	$3,300	$1,999	$—
03/05/13	Oak Lawn Town Center	Oak Lawn	IL	12,506	3,264	681	—
05/14/13	Winnetka Commons	New Hope	MN	42,415	3,800	556	—
05/31/13	Cub Foods	Buffalo Grove	IL	56,192	4,100	—	369
07/03/13	Berwyn Plaza	Berwyn	IL	15,726	1,700	(101)	—
07/25/13	Eola Commons	Aurora	IL	23,080	4,382	(537)	—
08/15/13	Orland Greens	Orland Park	IL	45,031	4,700	1,162	—

				204,600	$25,246	$3,760	$369

Development Parcel Sales

Date	Property	City	State	GLA Sq. Ft.	Acres	Sale Price	Gain on Sale (1)	Provision for Asset Impairment (1)

04/05/13	Savannah Crossings	Aurora	IL	7,380	1.56	$2,000	$9	$186
09/12/13	North Aurora Towne Center III	North Aurora	IL	—	66	4,000	863	—

				7,380	67.56	$6,000	$872	$186

(1)	Amounts shown are the Company's pro-rata share.

28

Unconsolidated Joint Venture Summary

Venture with PGGM Private Real Estate Fund (INP Retail LP)

Date	Property	City	State	GLA	IRC % Interest	IRC Investment
07/01/10	Mallard Crossing Shopping Center	Elk Grove Village	IL	82,929	55%	$2,149
07/01/10	Shannon Square Shoppes	Arden Hills	MN	29,196	55%	1,165
07/01/10	Cub Foods	Arden Hills	MN	68,442	55%	4,535
07/01/10	Woodland Commons	Buffalo Grove	IL	170,122	55%	3,210
08/30/10	Point at Clark	Chicago	IL	95,455	55%	6,449
10/25/10	Diffley Marketplace	Eagan	MN	62,656	55%	4,112
01/11/11	Joffco Square	Chicago	IL	95,204	55%	5,359
03/01/11	Byerly's Burnsville	Burnsville	MN	72,339	55%	1,893
03/08/11	Shops of Plymouth Town Center	Plymouth	MN	84,003	55%	(513)
06/02/11	Red Top Plaza	Libertyville	IL	151,840	55%	4,512
06/02/11	Village Ten Shopping Center	Coon Rapids	MN	211,472	55%	1,631
09/19/11	Stuart's Crossing	St. Charles	IL	85,529	55%	(545)
09/21/11	Champlin Marketplace	Champlin	MN	88,577	55%	3,004
11/09/11	Quarry Retail	Minneapolis	MN	281,472	55%	(3,064)
11/15/11	Caton Crossings	Plainfield	IL	83,792	55%	(1,593)
11/18/11	Woodfield Plaza	Schaumburg	IL	177,160	55%	(5,847)
11/29/11	Brownstones Shopping Center	Brookfield	WI	137,816	55%	5,044
12/07/11	Elston Plaza	Chicago	IL	87,946	55%	4,710
12/15/11	Turfway Commons	Florence	KY	105,471	55%	2,650
02/21/12	Riverdale Commons	Coon Rapids	MN	231,753	55%	420
02/24/12	Silver Lake Village	St. Anthony	MN	159,316	55%	8,750
02/29/12	Stone Creek Towne Center	Cincinnati	OH	142,824	55%	6,941
04/10/12	Four Flaggs	Niles	IL	326,028	55%	9,448
04/13/12	Woodbury Commons	Woodbury	MN	116,196	55%	6,546
12/11/12	Westgate	Fairview Park	OH	241,838	55%	17,090
08/20/13	Evergreen Promenade (1)	Evergreen Park	IL	—	55%	3,865
09/11/13	Capitol and 124th Shopping Center	Wauwatosa	WI	54,198	55%	4,800
09/11/13	Pilgrim Village	Menomonee Falls	WI	31,331	55%	5,645
09/11/13	Timmerman Plaza	Milwaukee	WI	40,343	55%	2,835
				3,515,248		$105,201

Development Joint Venture with TMK Development (TMK/Inland Aurora Venture, LLC)

Date	Property	City	State	Acres	IRC % Interest	IRC Investment
01/05/06	Savannah Crossing	Aurora	IL	5 Acres	40%	$(279)

Development Joint Venture with Pine Tree Institutional Realty LLC (PTI Boise, LLC and PTI Westfield, LLC)

Date	Property	City	State	Acres	IRC % Interest	IRC Investment
09/26/07	Southshore Shopping Center	Boise	ID	7 Acres	85%	$6,651
12/21/07	Lantern Commons	Westfield	IN	61 Acres	85%	6,298
				68 Acres		$12,949

(1)	Our joint venture with PGGM acquired vacant land to develop a 92,512 square foot retail building through a development partnership that is 96% pre-leased to Mariano's Fresh Market and PetSmart.

29

Unconsolidated Joint Venture Summary

Joint Venture with Inland Private Capital Corporation ("IPCC") (IRC/IREX Venture II, LLC)

Date	Property (1)	City	State	GLA	IRC % Interest	IRC Investment
02/12/13	Mariano's Portfolio (2)	Various	IL	142,572	1%	$180
Various	Dollar General/Family Dollar Portfolio (3)	Various	Various	88,130	5%	184
Various	Dollar General/Family Dollar Portfolio (4)	Various	Various	100,500	65%	3,111
07/26/13	Freedom Commons	Naperville	IL	42,218	49%	4,706

				373,420		$8,181

IPCC Joint Venture Property Status

Property (1)	Location	% DST Ownership	Pro Rata Share of Acquisition Fee	Acquisition Fee Earned for the nine months ended September 30, 2013
Pick 'N Save	Sheboygan, WI	100%	$290	$33
Mt. Pleasant Shopping Center	Mt. Pleasant, WI	100%	528	124
CVS/Walgreens Portfolio (5)	Various	100%	445	85
Walgreens Portfolio (6)	Various	100%	157	157
BJ's Wholesale Club	Gainesville, VA	100%	198	198
Dick's Sporting Goods	Cranberry Township, VA	100%	239	239
Mariano's Portfolio (2)	Various	99%	632	625
Dollar General/Family Dollar Portfolio (3)	Various	95%	133	126
Dollar General/Family Dollar Portfolio (4)	Various	35%	63	22
Freedom Commons	Various	51%	305	156

			$2,990	$1,765

1)
These properties are not consolidated because upon the first sale of equity interest by the joint venture through a private placement offering with respect to a particular property, the Company begins accounting for its equity interest in that property under the equity method of accounting

2)	This portfolio includes two Mariano's located in Palatine and Vernon Hills Illinois.

3)
This portfolio includes six Dollar General and four Family Dollar stores, located in Baldwin, WI; Mercer, WI; Nekoosa, WI; Oxford, WI; Spooner, WI; Wittenberg, WI; Abilene, TX; Cisco, TX; Colorado City, TX and Lorain, OH.

4)
This portfolio includes eight Dollar General and three Family Dollar stores, located in Fortson, GA; Gale, WI; LaGrange, GA; Lafeyette, WI; Midland City, AL; Mobile, AL; Warrior, AL; Woodville, AL; Cameron, TX; Charleston, MO and Wausaukee, WI.

5)	This portfolio includes one CVS store and three Walgreens stores, located in Nampa, Idaho; St. George, Utah; Lee's Summit, Missouri and McPherson, Kansas.

6)	This portfolio includes five Walgreens stores, located in Benton Harbor, Michigan; El Paso, Texas; Milwaukee, Wisconsin; New Bedford, Massachusetts; and Villa Park, Illinois.

30

Investment Properties

As of September 30, 2013, we owned fee simple interests in 109 investment properties (excluding properties owned by unconsolidated joint ventures), comprised of 17 single-user retail properties, 45 Neighborhood Retail Centers, 16 Community Centers, 30 Power Centers and 1 Lifestyle Center. These investment properties are located in the states of Florida (1), Illinois (72), Indiana (7), Minnesota (18), Nebraska (1), Ohio (2), Tennessee (1), and Wisconsin (7). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single-User
Carmax	Schaumburg	IL	93,333	12/98	1998	100%	Carmax
Carmax	Tinley Park	IL	94,518	12/98	1998	100%	Carmax
Cub Foods	Hutchinson	MN	60,208	01/03	1999	100% (3)	Cub Foods (3)
Disney	Celebration	FL	166,131	07/02	1995	100%	Walt Disney World
Dominick's	Countryside	IL	62,344	12/97	1975/2001	100%	Dominick's Finer Foods
Dominick's	Schaumburg	IL	71,400	05/97	1996	100%	Dominick's Finer Foods
Food 4 Less	Hammond	IN	71,313	05/99	1999	100%	Dominick's Finer Foods (sublet to Food 4 Less)
Freeport Commons (f/k/a Staples)	Freeport	IL	24,049	12/98	1998	100%	Staples
Fresh Market	Lincolnshire	IL	20,414	05/13	2013	100%	The Fresh Market
Glendale Heights Retail	Glendale Heights	IL	68,879	09/97	1997	100% (3)	Dominick's Finer Foods (3)
Mosaic Crossing	West Chicago	IL	78,271	01/98	1990/2013	0%	Old Time Pottery
PetSmart	Gurnee	IL	25,692	04/01	1997	100%	PetSmart
Pick 'N Save	Waupaca	WI	63,780	03/06	2002	100%	Pick 'N Save
Rite-Aid	Chattanooga	TN	10,908	05/02	1999	100%	Rite Aid
Roundy's	Menomonee Falls	WI	103,611	11/10	2010	100%	Super Pick 'N Save
Verizon	Joliet	IL	4,504	05/97	1995	100%	None

Single-User (IPCC Joint Venture)
Family Dollar	Marion	IL	8,000	09/13	2012	100%	None

Neighborhood Retail Centers
22nd Street Plaza Outlot	Oakbrook Terrace	IL	9,970	11/97	1985/2004	100%	None
Aurora Commons	Aurora	IL	126,908	01/97	1988	37%	None
Big Lake Town Square	Big Lake	MN	67,858	01/06	2005	100%	Coborn's Super Store
Brunswick Market Center	Brunswick	OH	119,540	12/02	1997/1998	98%	Buehler's Fresh Foods
Cliff Lake Centre	Eagan	MN	74,182	09/99	1988	86%	None
Cobbler Crossing	Elgin	IL	102,643	05/97	1993	97% (3)	Jewel Food Stores
Downers Grove Market	Downers Grove	IL	103,419	03/98	1998	96%	Dominick's Finer Foods
Dunkirk Square	Maple Grove	MN	79,130	09/99	1998	97%	Rainbow
Eastgate Center	Lombard	IL	129,101	07/98	1959/2000	88%	Ace Hardware, Illinois Secretary of State, Illinois Dept. of Employment
Edinburgh Festival	Brooklyn Park	MN	91,563	10/98	1997	89%	Festival Foods
Elmhurst City Centre	Elmhurst	IL	39,090	02/98	1994	100%	Walgreens (4)
Forest Lake Marketplace	Forest Lake	MN	93,853	09/02	2001	96%	Cub Foods
Gateway Square	Hinsdale	IL	39,710	03/99	1985	88%	None
Golf Road Plaza	Niles	IL	25,992	04/97	1982	100%	None
Grand Hunt Center Outlot	Gurnee	IL	21,194	12/96	1996	100%	None
Hammond Mills	Hammond	IN	7,488	12/98	1998/2011	100%	None
Hawthorn Village Commons	Vernon Hills	IL	98,806	08/96	1979	96%	Dollar Tree, Hobby Lobby
Hickory Creek Market Place	Frankfort	IL	55,831	08/99	1999	43%	None
Iroquois Center	Naperville	IL	140,981	12/97	1983	75%	Planet Fitness, Xilin Association, Big Lots
Maple View	Grayslake	IL	105,642	03/05	2000/2005	94%	Jewel Food Stores
Marketplace at Six Corners	Chicago	IL	116,975	11/98	1997	95%	Jewel Food Stores, Marshall's
Medina Marketplace	Medina	OH	92,446	12/02	1956/1999/ 2010	100%	Giant Eagle
Mundelein Plaza	Mundelein	IL	16,803	03/96	1990	90%	None
Nantucket Square	Schaumburg	IL	56,981	09/95	1980	94%	Go Play
Oak Forest Commons	Oak Forest	IL	108,330	03/98	1998	82%	Food 4 Less, O'Reilly Auto Parts
Oak Forest Commons III	Oak Forest	IL	7,424	06/99	1999	40%	None
Park Square	Brooklyn Park	MN	136,664	08/02	1986/1988/ 2006	91%	Rainbow, Planet Fitness
Park St. Claire	Schaumburg	IL	11,859	12/96	1994	100%	None
Plymouth Collection	Plymouth	MN	45,915	01/99	1999	95%	Golf Galaxy
Ravinia Plaza	Orland Park	IL	101,605	10/06	1990	96%	Whole Foods Market, Pier 1 Imports, Eva's Bridal
Regal Showplace	Crystal Lake	IL	96,928	03/05	1998	100%	Regal Cinemas
River Square	Naperville	IL	58,260	06/97	1988/2000	98%	None

31

Investment Properties

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Neighborhood Retail Centers
Rose Plaza	Elmwood Park	IL	24,204	11/98	1997	100%	Binny's Beverage Depot
Schaumburg Plaza	Schaumburg	IL	63,485	06/98	1994	100%	JoAnn Stores, Party City
Shingle Creek Center	Brooklyn Center	MN	39,146	09/99	1986	84%	None
Shoppes at Mill Creek	Palos Park	IL	102,422	03/98	1989	96%	Jewel Food Stores
Shops at Cooper's Grove	Country Club Hills	IL	72,518	01/98	1991	14%	None
Six Corners Plaza	Chicago	IL	80,596	10/96	1966/2005	96%	L.A. Fitness, CW Price
St. James Crossing	Westmont	IL	49,994	03/98	1990	91%	None
Townes Crossing	Oswego	IL	105,989	08/02	1988	90%	Jewel Food Stores
Wauconda Crossings	Wauconda	IL	90,167	08/06	1997	97% (3)	Dominick's Finer Foods (3), Walgreens
Wauconda Shopping Center	Wauconda	IL	34,137	05/98	1988	84%	Dollar Tree
Westriver Crossings	Joliet	IL	32,452	08/99	1999	85%	None
Winfield Pointe Center	Winfield	IL	19,888	04/13	1989	75%	None
Woodland Heights	Streamwood	IL	120,436	06/98	1956/1997	91%	Jewel Food Stores, U.S. Postal Service

Community Centers
Apache Shoppes	Rochester	MN	60,780	12/06	2005/2006	95%	Trader Joe's, Chuck E. Cheese
Bergen Plaza	Oakdale	MN	257,952	04/98	1978	91%	K-Mart, Rainbow, Dollar Tree
Bohl Farm Marketplace	Crystal Lake	IL	97,287	12/00	2000	99%	Dress Barn, Barnes & Noble, Buy Buy Baby
Burnsville Crossing	Burnsville	MN	97,210	09/99	1989/2010	88%	PetSmart, Becker Furniture World
Chatham Ridge	Chicago	IL	175,991	02/00	1999	90%	Food 4 Less, Marshall's, Anna's Linens
Chestnut Court	Darien	IL	172,918	03/98	1987/2009	91% (3)	Office Depot (3), X-Sport Fitness, Tuesday Morning, JoAnn Stores, Oakridge Hobbies & Toys, Ross Dress for Less
Greentree Centre & Outlot	Racine	WI	169,268	02/05	1990/1993	94%	Pick 'N Save, K - Mart
Lake Park	Michigan City	IN	114,867	02/98	1990	87%	Jo Ann Stores, Hobby Lobby, Party City
Orchard Crossing	Ft. Wayne	IN	130,131	04/07	2008	88%	Gordmans, Dollar Tree
Park Center	Tinley Park	IL	132,940	12/98	1988	81%	Charter Fitness, Chuck E. Cheese, Old Country Buffet, Sears Outlet
Skokie Fashion Square	Skokie	IL	84,857	12/97	1984/2010	96%	Ross Dress for Less, Produce World
Skokie Fashion Square II	Skokie	IL	7,151	11/04	1984/2010	100%	None
Thatcher Woods Center	River Grove	IL	187,710	04/02	1969/1999	97%	Walgreens, CW Price, Hanging Garden Banquet, Binny's Beverage Depot, Dominick's Finer Foods, Sears Outlet
The Plaza	Brookfield	WI	107,952	02/99	1985	94%	CVS, Guitar Center, Hooters
Two Rivers Plaza	Bolingbrook	IL	57,900	10/98	1994	98%	Marshall's, Pier 1 Imports
University Center (f/k/a Bally Total Fitness)	St. Paul	MN	43,000	09/99	1998	85%	High School for the Recording Arts

Power Centers
Baytowne Shoppes/Square	Champaign	IL	118,305	02/99	1993	99% (3)	Staples, PetSmart, Party City, Citi Trends, Ulta
Bradley Commons	Bourbonnais	IL	174,348	11/11	2007/2011	97%	Shoe Carnival, Ulta, Bed, Bath & Beyond, Dick's Sporting Goods, Petco
Crystal Point	Crystal Lake	IL	357,842	07/04	1976/1998/ 2012	95%	Best Buy, K-Mart, Bed, Bath & Beyond, The Sports Authority, World Market, Ross Dress for Less, The Fresh Market
Deertrace Kohler	Kohler	WI	149,924	07/02	2000	98%	The Boston Store, TJ Maxx, Dollar Tree, Ulta, Jo Ann Stores
Deertrace Kohler II	Kohler	WI	24,292	08/04	2003/2004	100%	None
Joliet Commons	Joliet	IL	158,853	10/98	1995	100%	Movies 10, PetSmart, Barnes & Noble, Old Navy, Party City, Jo Ann Stores, BC Osaka Hibachi Grill
Joliet Commons Phase II	Joliet	IL	40,395	02/00	1999	100%	Office Max
Lansing Square	Lansing	IL	233,508	12/96	1991	7%	None
Mankato Heights Plaza	Mankato	MN	155,173	04/03	2002	92% (3)	TJ Maxx, Michael's, Old Navy, Pier 1 Imports, Petco
Maple Park Place	Bolingbrook	IL	210,746	01/97	1992/2004	97% (3)	X-Sport Fitness, Office Depot (3), The Sports Authority, Best Buy, Ross Dress for Less
Naper West	Naperville	IL	214,109	12/97	1985/2009/ 2012	96%	Barrett's Home Theater Store, JoAnn Stores, Sears Outlet, Ross Dress for Less, Dollar Tree

32

Investment Properties

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Power Centers
Orland Park Place	Orland Park	IL	592,495	04/05	1980/1999	95%
K & G Superstore, Old Navy, Stein Mart, Tiger Direct, Barnes & Noble, DSW Shoe Warehouse, Bed, Bath & Beyond, Binny's Beverage Depot, Nordstrom Rack, Dick's Sporting Goods, Marshall's, Buy Buy Baby, HH Gregg, Ross Dress for Less

Orland Park Place Outlots	Orland Park	IL	11,900	08/07	2007	0%	None
Orland Park Place Outlots II	Orland Park	IL	22,966	04/12	2007	100%	None
Park Avenue Centre	Highland Park	IL	64,943	06/97	1996/2005	100%	Staples, TREK Bicycle Store, Illinois Bone and Joint
Park Place Plaza	St. Louis Park	MN	88,999	09/99	1997/2006	100%	Office Max, PetSmart
Pine Tree Plaza	Janesville	WI	186,465	10/99	1998	93%	Gander Mountain, TJ Maxx, Staples, Michaels, Old Navy, Petco, Famous Footwear
Randall Square	Geneva	IL	216,485	05/99	1999	95%	Marshall's, Bed, Bath & Beyond, PetSmart, Michael's, Party City, Old Navy
Rivertree Court	Vernon Hills	IL	308,610	07/97	1988/2011	87%	Best Buy, Discovery Clothing, TJ Maxx, Michaels, Harlem Furniture, Gordmans, Old Navy, Pier 1 Imports
Rochester Marketplace	Rochester	MN	70,213	09/03	2001/2003	100%	Staples, PetSmart
Salem Square	Countryside	IL	116,992	08/96	1973/1985/ 2009	100%	TJ Maxx/Home Goods, Marshall's
Schaumburg Promenade	Schaumburg	IL	91,831	12/99	1999	100%	Ashley Furniture, DSW Shoe Warehouse, Destination XL
Shakopee Outlot	Shakopee	MN	12,285	03/06	2007	85%	None
Shakopee Valley Marketplace	Shakopee	MN	146,362	12/02	2000/2001	99%	Kohl's, Office Max
Shoppes at Grayhawk	Omaha	NE	81,000	02/06	2001/2004	84%	Michael's, Lowe's (5)
Shops at Orchard Place	Skokie	IL	159,091	12/02	2000	70%	DSW Shoe Warehouse, Ulta, Pier 1 Imports, Petco, Walter E Smithe, Party City
University Crossings	Mishawaka	IN	111,651	10/03	2003	96%	Marshall's, Petco, Dollar Tree, Pier 1 Imports, Ross Medical Education Center, Babies R Us (5)
Valparaiso Walk	Valparaiso	IN	137,500	12/12	2005	100%	Best Buy, Michael's, Marshall's, Bed, Bath & Beyond
Warsaw Commons	Warsaw	IN	87,826	04/13	2012	96%	Dollar Tree, TJ Maxx, PetSmart, Ulta
Woodfield Commons E/W	Schaumburg	IL	207,452	10/98	1973/1975/ 1997/2007/ 2012	84%	Toys R Us, Discovery Clothing, REI, Hobby Lobby

Lifestyle Centers
Algonquin Commons	Algonquin	IL	563,704	02/06	2004/2005	93% (3)	PetSmart, Office Max, Pottery Barn, Old Navy, DSW Shoe Warehouse, Discovery Clothing, Dick's Sporting Goods, Trader Joe's, Ulta, Charming Charlie, Ross Dress for Less, Gordmans

			11,260,059			90%

33

Investment Properties

As of September 30, 2013, we owned fee simple interests in 52 investment properties through our unconsolidated joint ventures, comprised of 24 single user retail properties, 12 Neighborhood Retail Centers, 8 Community Centers and 8 Power Centers. These investment properties are located in the states of Alabama (4), Georgia (2), Illinois (13), Kentucky (1), Minnesota (11), Missouri (1), Ohio (3), Texas (4) and Wisconsin (13). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single User
Cub Foods	Arden Hills	MN	68,442	03/04	2003	100%	Cub Foods

Single User (IPCC Joint Venture)
Dollar General	Baldwin	WI	9,026	12/12	2011	100%	None
Dollar General	Fortson	GA	9,100	09/13	2013	100%	None
Dollar General	Gale	WI	9,026	09/13	2013	100%	None
Dollar General	LaGrange	GA	9,100	09/13	2013	100%	None
Dollar General	Lafeyette	WI	9,026	09/13	2013	100%	None
Dollar General	Mercer	WI	9,026	12/12	2012	100%	None
Dollar General	Midland City	AL	12,382	09/13	2013	100%	Dollar General
Dollar General	Mobile	AL	9,100	09/13	2013	100%	None
Dollar General	Nekoosa	WI	9,026	12/12	2012	100%	None
Dollar General	Oxford	WI	9,026	12/12	2012	100%	None
Dollar General	Spooner	WI	9,026	12/12	2012	100%	None
Dollar General	Warrior	AL	9,100	09/13	2011	100%	None
Dollar General	Wittenberg	WI	9,100	12/12	2012	100%	None
Dollar General	Woodville	AL	9,026	09/13	2013	100%	None
Family Dollar	Abilene	TX	9,180	01/13	2012	100%	None
Family Dollar	Cameron	TX	8,320	04/13	2012	100%	None
Family Dollar	Charleston	MO	8,320	04/13	2012	100%	None
Family Dollar	Cisco	TX	8,000	10/12	2012	100%	None
Family Dollar	Colorado City	TX	8,320	01/13	2012	100%	None
Family Dollar	Lorain	OH	8,400	10/12	2012	100%	None
Family Dollar	Wausaukee	WI	8,000	04/13	2012	100%	None
Mariano's	Palatine	IL	71,324	02/13	2011	100%	Mariano's Fresh Market
Mariano's	Vernon Hills	IL	71,248	02/13	2011	100%	Mariano's Fresh Market

Neighborhood Retail Centers
Byerly's Burnsville	Burnsville	MN	72,339	09/99	1988	98%	Byerly's Food Store, Erik's Bike Shop
Capitol and 124th Shopping Center	Wauwatosa	WI	54,198	09/13	1998/2012	100%	Wal-Mart, Petco
Caton Crossings	Plainfield	IL	83,792	06/03	1998	100%	Tony's Finer Foods
Champlin Marketplace	Champlin	MN	88,577	09/11	1999/2005	89%	Cub Foods
Diffley Marketplace	Egan	MN	62,656	10/10	2008	98%	Cub Foods
Mallard Crossing Shopping Center	Elk Grove Village	IL	82,929	05/97	1993	92%	Food 4 Less
Pilgrim Village	Menomonee Falls	WI	31,331	09/13	1984/2012	69%	Wal-Mart (5), Friends of Nature
Red Top Plaza	Libertyville	IL	151,840	06/11	1981/2008	94%	Jewel Food Stores
Shannon Square Shoppes	Arden Hills	MN	29,196	06/04	2003	58%	None
Shops of Plymouth Town Center	Plymouth	MN	84,003	03/99	1991	100%	The Foursome, Inc., Cub Foods
Stuart's Crossing	St. Charles	IL	85,529	08/98	1999	98%	Jewel Food Stores
Timmerman Plaza	Milwaukee	WI	40,343	09/13	1965/2013	84%	Dollar Tree

Community Centers
Brownstones Shopping Center	Brookfield	WI	137,816	11/11	1989/2009	93%	Metro Market, TJ Maxx
Elston Plaza	Chicago	IL	87,946	12/11	1983/2010	96%	Jewel Food Stores, O'Reilly Auto Parts
Four Flaggs	Niles	IL	325,972	11/02	1973/1998/ 2010	98%	Fresh Farms, Party City, Marshall's, PetSmart, Office Depot, Old Navy, Global Clinic, Ashley Furniture, Sears Outlet, JoAnn Stores, Shoe Carnival
Quarry Retail	Minneapolis	MN	281,472	09/99	1997	100%	Home Depot, Rainbow, PetSmart, Office Max, Party City, Michael's
Village Ten Shopping Center	Coon Rapids	MN	211,472	08/03	2002	98%	Dollar Tree, Life Time Fitness, Cub Foods
Woodbury Commons	Woodbury	MN	116,196	02/12	1992/2004/ 2012	100%	Hancock Fabrics, Schuler Shoes, Dollar Tree, Becker Furniture World
Woodland Commons	Buffalo Grove	IL	170,122	02/99	1991	98%	Dominick's Finer Foods, Jewish Community Center

Community Centers (IPCC Joint Venture)
Freedom Commons	Naperville	IL	42,218	07/13	2008	87%	Maggiano's (5)

34

Investment Properties

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Power Centers
Joffco Square	Chicago	IL	95,204	01/11	2008	83%	Bed, Bath & Beyond, Best Buy
Point at Clark	Chicago	IL	95,455	06/10	1996	95%	DSW Shoe Warehouse, Marshall's, Michael's
Riverdale Commons	Coon Rapids	MN	231,753	09/99	1999	100%	Rainbow, The Sports Authority, Office Max, Petco, Party City, Home Goods, Michael's
Silver Lake Village	St. Anthony	MN	159,316	02/12	1996/2005	94%	North Memorial Healthcare, Cub Foods, Wal-Mart (5)
Stone Creek Towne Center	Cincinnati	OH	142,824	02/12	2008	98%	Bed, Bath & Beyond, Best Buy, Old Navy
Turfway Commons	Florence	KY	105,471	12/11	1993/2007	96%	Babies 'R' Us, Half Price Books, Guitar Center, Michael's
Westgate	Fairview Park	OH	241,838	03/12	2007/2011	86%	Books-A-Million, Lowe's (5), Petco, Marshall's, Kohl's (5), Earth Fare
Woodfield Plaza	Schaumburg	IL	177,160	01/98	1992	96%	Kohl's, Barnes & Noble, Buy Buy Baby, Joseph A. Banks Clothiers (sublet to David's Bridal), Tuesday Morning

Total			3,888,612			96%

Total/Weighted Average			15,148,671			91%

(1)
Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(2)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name used in this table may be different than the tenant name on the lease.
(3)	Tenant has vacated their space but is still contractually obligated under their lease to pay rent.
(4)	Beginning with the earlier date listed, pursuant to the terms of the lease, the tenant has a right to terminate prior to the lease expiration date.
(5)	Ground lease tenants, ground lease square footage is excluded from GLA as we do not own that square footage.

35